UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-09637 and 811-09739

Name of Fund: BlackRock Large Cap Series Funds, Inc.
                    BlackRock Large Cap Core Fund
                    BlackRock Large Cap Growth Fund
                    BlackRock Large Cap Value Fund
              Master Large Cap Series LLC
                    Master Large Cap Core Portfolio
                    Master Large Cap Growth Portfolio
                    Master Large Cap Value Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 - 10/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
Large Cap Series Funds, Inc.

ANNUAL REPORT | OCTOBER 31, 2008

BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summaries ...........................................................     4
About Fund Performance ...................................................    10
Disclosure of Expenses ...................................................    10
Fund Financial Statements:
  Statements of Assets and Liabilities ...................................    12
  Statements of Operations ...............................................    14
  Statements of Changes in Net Assets ....................................    15
Fund Financial Highlights ................................................    18
Fund Notes to Financial Statements .......................................    27
Fund Report of Independent Registered Public Accounting Firm .............    34
Important Tax Information ................................................    35
Master Portfolio Information .............................................    36
Master Financial Statements:
  Schedules of Investments ...............................................    38
  Statements of Assets and Liabilities ...................................    45
  Statements of Operations ...............................................    46
  Statements of Changes in Net Assets ....................................    47
Master Financial Highlights ..............................................    48
Master Notes to Financial Statements .....................................    49
Master Report of Independent Registered Public Accounting Firm ...........    52
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    53
Officers and Directors ...................................................    57
Additional Information ...................................................    60
Mutual Fund Family .......................................................    62


2       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the "Fed") has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions -- on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008                                                     6-month    12-month
============================================================================================================
U.S. equities (S&P 500 Index)                                                            (29.28)%    (36.10)%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             (24.39)     (34.16)
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        (41.21)     (46.62)
------------------------------------------------------------------------------------------------------------
Fixed income (Barclays Capital U.S. Aggregate Index*)                                     (3.63)       0.30
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)                          (4.70)      (3.30)
------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)    (24.86)     (25.41)
------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers Index.

      Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                    THIS PAGE NOT PART OF YOUR FUND REPORT                    3

Fund Summary                                       BlackRock Large Cap Core Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark Russell 1000 Index, through its investment in Master Large Cap Core Portfolio (the "Portfolio") for the 12-month period.

      What factors influenced performance?

o Broadly speaking, the Portfolio's underperformance for the period resulted from stock selection.

o The Portfolio's underperformance in consumer staples was almost entirely due to its underweight position, but stock selection in the sector was negative as well. We believe the underweight positioning is justified by the high valuations in that sector. Fund performance was also hurt by a combination of disappointing stock selection and an overweight in the information technology (IT) sector, especially among office electronics and semiconductors names. Finally, disappointing results from stock selection within health care, materials, energy and industrials offset the positive effects of allocation decisions among those sectors.

o The consumer discretionary sector was a significant contributor to performance, as we focused on finding high-quality companies, companies with global revenue streams, turn-around companies, and companies that will benefit as consumers "trade down" (e.g., discounters such as Ross Stores Inc.). The Portfolio's underweight in financials stocks (most notably in mortgage finance and capital markets companies) also helped performance.

o The most significant individual contributors to Portfolio performance included AutoZone, Inc., Chubb Corp. and Express Scripts, Inc., as well as underweights in American International Group, Inc. and Citigroup, Inc. The biggest individual detractors from performance included Seagate Technology, Valero Energy Corp. and JPMorgan Chase & Co., as well as underweights in Wal-Mart Stores, Inc. and Wells Fargo.

      Describe recent portfolio activity.

o During the period, we increased the Portfolio's exposure to the energy, IT, health care, industrials and consumer staples sectors. The Portfolio's largest purchases included Occidental Petroleum, Cummins Inc., Johnson & Johnson, Apache Corp. and Hess Corp.

o We reduced the Portfolio's exposure to the materials and financials sectors. The Portfolio's largest sales included MetLife Corp., Cisco Systems Corp., International Business Machines Corp., American International Group and Medco Health Solutions, Inc.

      Describe Portfolio positioning at period-end.

o On October 31, 2008, the Portfolio was overweight versus the benchmark in IT, health care, energy and consumer discretionary, and underweight in financials, consumer staples, utilities and telecommunication services.

o We believe the U.S. economy is facing a deeper-than-normal recession that will put a significant drag on corporate earnings. Going forward, we still believe in the importance of high-quality U.S. multinationals, as many still have good earnings growth, quality balance sheets and good valuations. In this uncertain environment, quality is key. While the time-tested importance of fundamentals appears to have been absent from valuations recently, fundamentals do matter. When the market returns to a more "normal" state, we believe that owning high-quality companies will stand us in good stead.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


4       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

                                                   BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Index. Values are from December 22, 1999 to October 2008:

                               Institutional        Investor A      Russell 1000
                                 Shares(1,2)       Shares(1,2)          Index(3)
12/22/99(4)                          $10,000           $ 9,475           $10,000
Oct-00                               $11,770           $11,124           $10,250
Oct-01                               $ 9,104           $ 8,587           $ 7,581
Oct-02                               $ 8,314           $ 7,819           $ 6,474
Oct-03                               $10,335           $ 9,696           $ 7,919
Oct-04                               $11,285           $10,568           $ 8,658
Oct-05                               $13,310           $12,429           $ 9,564
Oct-06                               $15,561           $14,494           $11,097
Oct-07                               $17,668           $16,411           $12,765
Oct-08                               $10,734           $ 9,948           $ 8,068

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Advisor believes blends growth and value.
3 This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
4     Commencement of operations.

Performance Summary for the Period Ended October 31, 2008

                                                                              Average Annual Total Returns 5
                                                      -----------------------------------------------------------------------------
                                                               1 Year                    5 Years                 Since Inception 6
                                                      ----------------------      ---------------------       ---------------------
                                         6-Month      w/o sales      w/sales      w/o sales     w/sales       w/o sales     w/sales
                                      Total Returns     charge        charge       charge        charge        charge        charge
-----------------------------------------------------------------------------------------------------------------------------------
Institutional ....................       (27.81)%      (39.25)%          --         0.76%           --          0.80%           --
Service ..........................       (27.92)       (39.39)           --         0.51            --          0.55            --
Investor A .......................       (27.92)       (39.38)       (42.56)%       0.51         (0.56)%        0.55         (0.06)%
Investor B .......................       (28.26)       (39.90)       (42.52)       (0.29)        (0.61)        (0.17)        (0.17)
Investor C .......................       (28.23)       (39.93)       (40.51)       (0.29)        (0.29)        (0.24)        (0.24)
Class R ..........................       (28.17)       (39.71)           --         0.20            --          0.31            --
Russell 1000 Index ...............       (30.13)       (36.80)           --         0.37            --         (2.39)           --
-----------------------------------------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges, if any. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
6     The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       5

Fund Summary                                     BlackRock Large Cap Growth Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark Russell 1000 Growth Index, through its investment in Master Large Cap Growth Portfolio (the "Portfolio"), for the 12-month period.

      What factors influenced performance?

o Broadly speaking, the Portfolio's underperformance for the period resulted from stock selection.

o The Portfolio's underperformance in consumer staples was largely due to its underweight position, which we believe is justified given the high valuations in that sector. Fund performance was also hurt by a combination of disappointing stock selection and an overweight in the information technology (IT) sector, especially among semiconductors, software, computer peripherals and communications equipment names. Finally, disappointing results from stock selection within health care offset the positive effects of allocation decisions in the sector.

o The consumer discretionary sector was a significant contributor to performance, as we focused on finding high-quality companies, companies with global revenue streams, turn-around companies, and companies that will benefit as consumers "trade down" (e.g., discounters such as Ross Stores Inc.). The Portfolio's underweight in financials stocks (most notably in mortgage finance and capital markets companies) also helped performance.

o The most significant individual contributors to Portfolio performance included AutoZone Inc., Express Scripts, Inc., The Mosaic Co. and PartnerRe Ltd., as well as an underweight in NII Holdings. The biggest individual detractors from performance included Seagate Technology, Cummins, Inc., Microsoft Corp. and Apollo Group, Inc., as well as an underweight in The Procter & Gamble Co.

      Describe recent portfolio activity.

o During the period, we increased the Portfolio's exposure to the IT, health care, industrials, energy and consumer staples sectors. The Portfolio's largest purchases included Cummins, Inc., Occidental Petroleum Corp., Intel Corp., Hess Corp. and Texas Instruments, Inc.

o We reduced the Portfolio's exposure to the materials and financials sectors. The Portfolio's largest sales included Cisco Systems Inc., International Business Machines Corp., Oracle Corp., Mosaic Co. and Medco Health Solutions, Inc.

      Describe Portfolio positioning at period-end.

o On October 31, 2008, the Portfolio was overweight versus the benchmark in IT, consumer discretionary, health care and industrials, and underweight in consumer staples, financials, materials and utilities. The Portfolio was neutral in energy and telecommunication services.

o We believe the U.S. economy is facing a deeper-than-normal recession that will put a significant drag on corporate earnings. Going forward, we still believe in the importance of high-quality U.S. multinationals, as many still have good earnings growth, quality balance sheets and good valuations. In this uncertain environment, quality is key. While the time-tested importance of fundamentals appears to have been absent from valuations recently, fundamentals do matter. When the market returns to a more "normal" state, we believe that owning high-quality companies will stand us in good stead.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


6       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

                                                 BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2008:

                               Institutional      Investor A        Russell 1000
                                 Shares(1,2)     Shares(1,2)     Growth Index(3)
12/22/99(4)                          $10,000         $ 9,475             $10,000
Oct-00                               $11,350         $10,726             $ 9,610
Oct-01                               $ 7,504         $ 7,081             $ 5,771
Oct-02                               $ 6,443         $ 6,057             $ 4,639
Oct-03                               $ 7,974         $ 7,479             $ 5,651
Oct-04                               $ 8,364         $ 7,830             $ 5,842
Oct-05                               $ 9,365         $ 8,740             $ 6,357
Oct-06                               $10,636         $ 9,896             $ 7,046
Oct-07                               $12,451         $11,559             $ 8,401
Oct-08                               $ 7,668         $ 7,084             $ 5,296

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Advisor believes have good prospects for earnings growth.
3 This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.
4     Commencement of operations.

Performance Summary for the Period Ended October 31, 2008

                                                                                 Average Annual Total Returns 5
                                                         --------------------------------------------------------------------------
                                                                 1 Year                    5 Years               Since Inception 6
                                                         ---------------------      --------------------       --------------------
                                           6-Month       w/o sales     w/sales      w/o sales    w/sales       w/o sales    w/sales
                                        Total Returns     charge        charge       charge       charge        charge       charge
-----------------------------------------------------------------------------------------------------------------------------------
Institutional ......................       (26.71)%      (38.41)%          --        (0.78)%         --         (2.95)%         --
Service ............................       (26.81)       (38.59)           --        (1.03)          --         (3.20)          --
Investor A .........................       (26.92)       (38.72)       (41.93)%      (1.08)       (2.14)%       (3.23)       (3.82)%
Investor B .........................       (27.17)       (39.15)       (41.81)       (1.84)       (2.22)        (3.90)       (3.90)
Investor C .........................       (27.17)       (39.10)       (39.69)       (1.81)       (1.81)        (3.97)       (3.97)
Class R ............................       (27.06)       (38.88)           --        (1.35)          --         (3.42)          --
Russell 1000 Growth Index ..........       (30.51)       (36.95)           --        (1.29)          --         (6.92)          --
-----------------------------------------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges, if any. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
6     The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       7

Fund Summary                                      BlackRock Large Cap Value Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark Russell 1000 Value Index, through its investment in Master Large Cap Value Portfolio (the "Portfolio"), for the 12-month period.

      What factors influenced performance?

o Broadly speaking, the Portfolio's underperformance for the period resulted from asset allocation decisions.

o The Portfolio's overweight in information technology (IT) detracted from performance, particularly within the software, office electronics and computers & peripherals sub-sectors. The Fund's underperformance in consumer staples was almost entirely due to its underweight position, which we believe is justified given the high valuations in that sector. Disappointing stock selection in energy, health care and materials hurt Fund performance as well. Despite the downward pressure on energy stocks, we believe the long-term supply and demand imbalance is favorable. Concerns regarding slowing global growth put pressure on materials stocks, especially during the third quarter.

o The consumer discretionary sector was a significant contributor to performance, as we focused on finding high-quality companies, turn-around companies, companies that will benefit as consumers "trade down" (e.g., discounters such as TJX Cos., Inc. and Ross Stores, Inc.), and companies with global revenue streams such as Nike, Inc. and The Walt Disney Co. The Portfolio's underweights in financials (most notably in mortgage finance and capital markets companies) and telecommunication services also helped performance.

o The most significant individual contributors to Portfolio performance included Citigroup, Inc., Amgen Corp., Chubb Corp. and The Travelers Cos., Inc., as well as an underweight in American International Group, Inc. The biggest individual detractors from performance included JPMorgan Chase & Co., Reliance Steel & Aluminum and Seagate Technology, as well as underweights in Wells Fargo and The Procter & Gamble Co.

      Describe recent portfolio activity.

o During the period, we increased the Portfolio's exposure to the health care, consumer discretionary, IT, energy and industrials sectors. The Portfolio's largest purchases included Pfizer, Inc., Apache Corp., Capital One Financial Corp., Devon Energy Corp. and The AllState Corp.

o We reduced the Portfolio's exposure to the materials, utilities and consumer staples sectors. The Portfolio's largest sales included American International Group Inc., Goldman Sachs Group Inc., Exxon Mobil Corp., Deere & Co. and Occidental Petroleum.

      Describe Portfolio positioning at period-end.

o On October 31, 2008, the Portfolio was overweight versus the benchmark in IT, health care, industrials and energy, and underweight in financials, consumer staples, utilities, telecommunication services and consumer discretionary. The Portfolio was neutral in materials.

o We believe the U.S. economy is facing a deeper-than-normal recession that will put a significant drag on corporate earnings. Going forward, we still believe in the importance of high-quality U.S. multinationals, as many still have good earnings growth, quality balance sheets and good valuations. In this uncertain environment, quality is key. While the time-tested importance of fundamentals appears to have been absent from valuations recently, fundamentals do matter. When the market returns to a more "normal" state, we believe that owning high-quality companies will stand us in good stead.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


8       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

                                                  BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from December 22, 1999 to October 2008:

                               Institutional       Investor A       Russell 1000
                                 Shares(1,2)      Shares(1,2)     Value Index(3)
12/22/99(4)                          $10,000          $ 9,475            $10,000
Oct-00                               $11,640          $11,000            $10,809
Oct-01                               $10,684          $10,073            $ 9,527
Oct-02                               $10,224          $ 9,617            $ 8,573
Oct-03                               $12,907          $12,112            $10,533
Oct-04                               $14,730          $13,781            $12,161
Oct-05                               $17,895          $16,702            $13,604
Oct-06                               $21,128          $19,671            $16,523
Oct-07                               $23,736          $22,039            $18,313
Oct-08                               $14,952          $13,847            $11,574

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests all of its assets in Master Large Cap Value Portfolio of the Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Advisor believes are undervalued.
3 This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.
4     Commencement of operations.

Performance Summary for the Period Ended October 31, 2008

                                                                                  Average Annual Total Returns 5
                                                           ------------------------------------------------------------------------
                                                                   1 Year                    5 Years             Since Inception 6
                                                           ---------------------      --------------------     --------------------
                                             6-Month       w/o sales     w/sales      w/o sales    w/sales     w/o sales    w/sales
                                          Total Returns     charge        charge       charge       charge       charge      charge
-----------------------------------------------------------------------------------------------------------------------------------
Institutional ........................       (28.75)%      (37.01)%         --          2.98%          --         4.64%          --
Service ..............................       (28.76)       (37.10)          --          2.73           --         4.39           --
Investor A ...........................       (28.86)       (37.17)       (40.47)%       2.71         1.61%        4.38         3.74%
Investor B ...........................       (29.08)       (37.62)       (40.25)        1.93         1.59         3.66         3.66
Investor C ...........................       (29.08)       (37.66)       (38.24)        1.92         1.92         3.58         3.58
Class R ..............................       (28.91)       (37.35)          --          2.43           --         4.17           --
Russell 1000 Value Index .............       (29.91)       (36.80)          --          1.90           --         1.66           --
-----------------------------------------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges, if any. See "About Fund Performance" on page 10 for a detailed description of share classes, including any related sales charges and fees.
6     The Fund commenced operations on December 22, 1999.

      Past performance is not indicative of future results.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       9

About Fund Performance                    BlackRock Large Cap Series Funds, Inc.

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. For BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees. For BlackRock Large Cap Core Fund, prior to September 24, 2007, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on pages 4 - 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses                    BlackRock Large Cap Series Funds, Inc.

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on page 11 (which are based on a hypothetical investment of $1,000 invested on May 1, 2008 and held through Octo-ber 31, 2008) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled "Expenses Paid During the Period."

The tables also provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


10       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Disclosure of Expenses (concluded)        BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

                                                Actual                                            Hypothetical 2
                      -------------------------------------------------------   ----------------------------------------------------
                        Beginning          Ending                                 Beginning         Ending
                      Account Value     Account Value        Expenses Paid      Account Value    Account Value     Expenses Paid
                       May 1, 2008    October 31, 2008    During the Period 1    May 1, 2008   October 31, 2008  During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .....    $   1,000          $  721.90           $    3.72           $   1,000        $1,020.78         $    4.37
Service ...........    $   1,000          $  720.80           $    4.33           $   1,000        $1,020.07         $    5.08
Investor A ........    $   1,000          $  720.80           $    4.80           $   1,000        $1,019.52         $    5.63
Investor B ........    $   1,000          $  717.40           $    8.81           $   1,000        $1,015.80         $   10.34
Investor C ........    $   1,000          $  717.70           $    8.64           $   1,000        $1,015.05         $   10.13
Class R ...........    $   1,000          $  718.30           $    6.82           $   1,000        $1,017.16         $    8.01
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.86% for Institutional, 1.00% for Service, 1.11% for Investor A, 1.85% for Investor B, 2.00% for Investor C and 1.58% for Class
      R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.

BlackRock Large Cap Growth Fund

                                                Actual                                            Hypothetical 4
                      -------------------------------------------------------   ----------------------------------------------------
                        Beginning          Ending                                 Beginning         Ending
                      Account Value     Account Value        Expenses Paid      Account Value    Account Value     Expenses Paid
                       May 1, 2008    October 31, 2008    During the Period 3    May 1, 2008   October 31, 2008  During the Period 3
------------------------------------------------------------------------------------------------------------------------------------
Institutional .....    $   1,000          $  732.90           $    4.14           $   1,000        $1,020.32         $    4.82
Service ...........    $   1,000          $  731.90           $    5.05           $   1,000        $1,019.27         $    5.89
Investor A ........    $   1,000          $  730.80           $    6.05           $   1,000        $1,018.11         $    7.05
Investor B ........    $   1,000          $  728.30           $    9.04           $   1,000        $1,014.64         $   10.53
Investor C ........    $   1,000          $  728.30           $    9.17           $   1,000        $1,014.49         $   10.68
Class R ...........    $   1,000          $  729.40           $    7.35           $   1,000        $1,016.60         $    8.57
------------------------------------------------------------------------------------------------------------------------------------

3 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.95% for Institutional, 1.16% for Service, 1.39% for Investor A, 2.08% for Investor B, 2.11% for Investor C and 1.69% for Class
      R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
4 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.

BlackRock Large Cap Value Fund

                                                Actual                                            Hypothetical 6
                      -------------------------------------------------------   ----------------------------------------------------
                        Beginning          Ending                                 Beginning         Ending
                      Account Value     Account Value        Expenses Paid      Account Value    Account Value     Expenses Paid
                       May 1, 2008    October 31, 2008    During the Period 5    May 1, 2008   October 31, 2008  During the Period 5
------------------------------------------------------------------------------------------------------------------------------------
Institutional .....    $   1,000          $  712.50           $    4.22           $   1,000        $1,020.17         $    4.98
Service ...........    $   1,000          $  712.40           $    4.91           $   1,000        $1,019.37         $    5.79
Investor A ........    $   1,000          $  711.40           $    5.46           $   1,000        $1,018.72         $    6.44
Investor B ........    $   1,000          $  709.20           $    8.64           $   1,000        $1,015.00         $   10.18
Investor C ........    $   1,000          $  709.20           $    8.76           $   1,000        $1,014.84         $   10.33
Class R ...........    $   1,000          $  710.90           $    6.79           $   1,000        $1,017.16         $    8.01
------------------------------------------------------------------------------------------------------------------------------------

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.98% for Institutional, 1.14% for Service, 1.27% for Investor A, 2.01% for Investor B, 2.04% for Investor C and 1.58% for Class
      R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
6 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 10 for further information on how expenses were calculated.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       11

Statements of Assets and Liabilities      BlackRock Large Cap Series Funds, Inc.

                                                                               BlackRock           BlackRock           BlackRock
                                                                               Large Cap           Large Cap           Large Cap
October 31, 2008                                                               Core Fund          Growth Fund          Value Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- Master Large Cap Core Portfolio, Master
   Large Cap Growth Portfolio and Master Large Cap Value Portfolio
   (the "Portfolios"), respectively 1 ..................................    $ 2,718,630,206     $   547,040,740     $ 2,896,990,959
Withdrawals receivable from the Portfolios .............................          7,731,804           2,462,759           9,252,648
Capital shares sold receivable .........................................          1,773,405             788,435           7,936,508
Prepaid expenses .......................................................             14,156              20,700              73,829
                                                                            -------------------------------------------------------
Total assets ...........................................................      2,728,149,571         550,312,634       2,914,253,944
                                                                            -------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Capital shares redeemed payable ........................................          9,505,209           3,251,194          17,189,156
Other affiliates payable ...............................................          1,133,907             251,255             860,568
Service and distribution fees payable ..................................          1,032,283             221,661             834,245
Administration fees payable ............................................            441,070             116,686             622,078
Officer's and Directors' fees payable ..................................                443                  92                 501
Other accrued expenses payable .........................................            308,964              90,892             769,532
                                                                            -------------------------------------------------------
Total liabilities ......................................................         12,421,876           3,931,780          20,276,080
                                                                            -------------------------------------------------------
Net Assets .............................................................    $ 2,715,727,695     $   546,380,854     $ 2,893,977,864
                                                                            =======================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares, $0.10 par value 2 ................................    $     8,125,611     $     1,600,821     $     7,058,046
Service Shares, $0.10 par value 3 ......................................              4,410             138,262             201,582
Investor A Shares, $0.10 par value 4 ...................................         12,127,099           2,479,024          10,762,403
Investor B Shares, $0.10 par value 5 ...................................          2,280,748             586,537             958,296
Investor C Shares, $0.10 par value 6 ...................................          9,066,942           2,120,271           4,041,180
Class R Shares, $0.10 par value 7 ......................................          1,197,117             786,484           1,217,678
Paid-in capital in excess of par .......................................      3,758,369,545         743,549,902       4,043,242,325
Undistributed net investment income ....................................         10,727,229           1,851,419          18,586,985
Accumulated net realized loss allocated from the Portfolios ............       (542,778,853)        (94,227,507)       (562,456,149)
Net unrealized appreciation/depreciation allocated from the Portfolios .       (543,392,153)       (112,504,359)       (629,634,482)
                                                                            -------------------------------------------------------
Net Assets .............................................................    $ 2,715,727,695     $   546,380,854     $ 2,893,977,864
                                                                            =======================================================

See Notes to Financial Statements.


12       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Statements of Assets and Liabilities (concluded)
                                          BlackRock Large Cap Series Funds, Inc.

                                                                               BlackRock           BlackRock           BlackRock
                                                                               Large Cap           Large Cap           Large Cap
October 31, 2008                                                               Core Fund          Growth Fund          Value Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional:
   Net assets ..........................................................    $   700,113,140     $   118,872,685     $   867,750,496
                                                                            =======================================================
   Shares outstanding ..................................................         81,256,109          16,008,209          70,580,461
                                                                            =======================================================
   Net asset value .....................................................    $          8.62     $          7.43     $         12.29
                                                                            =======================================================
Service:
   Net assets ..........................................................    $       372,357     $    10,218,101     $    24,717,105
                                                                            =======================================================
   Shares outstanding ..................................................             44,099           1,382,623           2,015,822
                                                                            =======================================================
   Net asset value .....................................................    $          8.44     $          7.39     $         12.26
                                                                            =======================================================
Investor A:
   Net assets ..........................................................    $ 1,023,004,719     $   179,527,772     $ 1,295,099,735
                                                                            =======================================================
   Shares outstanding ..................................................        121,270,992          24,790,244         107,624,033
                                                                            =======================================================
   Net asset value .....................................................    $          8.44     $          7.24     $         12.03
                                                                            =======================================================
Investor B:
   Net assets ..........................................................    $   180,730,481     $    39,608,430     $   108,659,554
                                                                            =======================================================
   Shares outstanding ..................................................         22,807,484           5,865,372           9,582,964
                                                                            =======================================================
   Net asset value .....................................................    $          7.92     $          6.75     $         11.34
                                                                            =======================================================
Investor C:
   Net assets ..........................................................    $   714,368,473     $   143,081,044     $   456,180,290
                                                                            =======================================================
   Shares outstanding ..................................................         90,669,416          21,202,708          40,411,803
                                                                            =======================================================
   Net asset value .....................................................    $          7.88     $          6.75     $         11.29
                                                                            =======================================================
Class R:
   Net assets ..........................................................    $    97,138,525     $    55,072,822     $   141,570,684
                                                                            =======================================================
   Shares outstanding ..................................................         11,971,165           7,864,836          12,176,778
                                                                            =======================================================
   Net asset value .....................................................    $          8.11     $          7.00     $         11.63
                                                                            =======================================================
        1 Cost .........................................................    $ 3,262,022,359     $   659,545,099     $ 3,526,625,441
                                                                            =======================================================
        2 Authorized shares -- Institutional ...........................        400,000,000         100,000,000         400,000,000
                                                                            =======================================================
        3 Authorized shares -- Service .................................         50,000,000          50,000,000          50,000,000
                                                                            =======================================================
        4 Authorized shares -- Investor A ..............................        300,000,000         100,000,000         400,000,000
                                                                            =======================================================
        5 Authorized shares -- Investor B ..............................        200,000,000         200,000,000         200,000,000
                                                                            =======================================================
        6 Authorized shares -- Investor C ..............................        400,000,000         100,000,000         400,000,000
                                                                            =======================================================
        7 Authorized shares -- Class R .................................        200,000,000         200,000,000         200,000,000
                                                                            =======================================================

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       13

Statements of Operations                  BlackRock Large Cap Series Funds, Inc.

                                                                               BlackRock           BlackRock           BlackRock
                                                                               Large Cap           Large Cap           Large Cap
Year Ended October 31, 2008                                                    Core Fund          Growth Fund          Value Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Portfolios:
   Dividends ...........................................................    $    57,346,171     $     9,196,136     $    75,253,256
   Securities lending -- affiliated ....................................          2,373,840             458,871           1,875,859
   Income -- affiliated ................................................             44,540              32,804             173,113
   Expenses ............................................................        (20,728,984)         (4,825,116)        (22,843,379)
                                                                            -------------------------------------------------------
Total income ...........................................................         39,035,567           4,862,695          54,458,849
                                                                            -------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Administration .........................................................         10,427,489           2,155,331          11,075,617
Service -- Service .....................................................              1,282              30,944              79,010
Service -- Investor A ..................................................          3,686,896             672,316           5,271,971
Service and distribution -- Investor B .................................          3,378,802             732,584           1,962,156
Service and distribution -- Investor C .................................         11,153,487           2,213,621           7,284,598
Service and distribution -- Class R ....................................            689,576             400,302             952,048
Transfer agent --Institutional .........................................          1,085,380             261,159           1,761,099
Transfer agent -- Service ..............................................                257               7,281              28,374
Transfer agent -- Investor A ...........................................          3,288,437             635,873           4,195,387
Transfer agent -- Investor B ...........................................            969,940             173,399             438,357
Transfer agent -- Investor C ...........................................          2,456,321             518,599           1,713,019
Transfer agent -- Class R ..............................................            399,048             249,318             524,764
Printing ...............................................................            227,880              62,588             414,164
Registration ...........................................................            137,162             103,443             212,382
Custodian ..............................................................             52,286                  --                  --
Professional ...........................................................             35,648              27,836              56,714
Officer and Directors ..................................................              1,006                 810               1,816
Miscellaneous ..........................................................             28,905              16,009                  --
                                                                            -------------------------------------------------------
Total expenses .........................................................         38,019,802           8,261,413          35,971,476
Less fees reimbursed by administrator ..................................         (2,313,453)                 --                  --
                                                                            -------------------------------------------------------
Total expenses after reimbursement .....................................         35,706,349           8,261,413          35,971,476
                                                                            -------------------------------------------------------
Net investment income (loss) ...........................................          3,329,218          (3,398,718)         18,487,373
                                                                            -------------------------------------------------------
===================================================================================================================================
Realized and Unrealized Loss Allocated from the Portfolios
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments .....................................       (481,977,259)        (85,860,084)       (553,041,090)
Net change in unrealized appreciation/depreciation on investments ......     (1,471,037,839)       (299,013,413)     (1,337,240,997)
                                                                            -------------------------------------------------------
Total realized and unrealized loss .....................................     (1,953,015,098)       (384,873,497)     (1,890,282,087)
                                                                            -------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations ...................    $(1,949,685,880)    $  (388,272,215)    $(1,871,794,714)
                                                                            =======================================================

See Notes to Financial Statements.


14       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Statements of Changes in Net Assets                BlackRock Large Cap Core Fund

                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                 2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) ...............................................................    $     3,329,218     $   (12,041,138)
Net realized gain (loss) ...................................................................       (481,977,259)        511,455,783
Net change in unrealized appreciation/depreciation .........................................     (1,471,037,839)         18,511,672
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................     (1,949,685,880)        517,926,317
                                                                                                -----------------------------------
===================================================================================================================================
Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain:
   Institutional ...........................................................................        (40,584,994)        (99,449,229)
   Service .................................................................................            (16,889)                 --
   Investor A ..............................................................................        (49,275,359)       (122,443,778)
   Investor B ..............................................................................        (13,092,429)        (34,481,267)
   Investor C ..............................................................................        (39,331,368)       (130,020,216)
   Class R .................................................................................         (4,479,952)        (13,745,990)
                                                                                                -----------------------------------
Decrease in net assets resulting from distributions to shareholders ........................       (146,780,991)       (400,140,480)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..............       (669,363,421)      1,660,734,627
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................     (2,765,830,292)      1,778,520,464
Beginning of year ..........................................................................      5,481,557,987       3,703,037,523
                                                                                                -----------------------------------
End of year ................................................................................    $ 2,715,727,695     $ 5,481,557,987
                                                                                                ===================================
End of year undistributed net investment income ............................................    $    10,727,229                  --
                                                                                                ===================================

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       15

Statements of Changes In Net Assets              BlackRock Large Cap Growth Fund

                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                 2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss ........................................................................    $    (3,398,718)    $    (6,483,394)
Net realized gain (loss) ...................................................................        (85,860,084)         69,191,141
Net change in unrealized appreciation/depreciation .........................................       (299,013,413)         83,548,531
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................       (388,272,215)        146,256,278
                                                                                                -----------------------------------
===================================================================================================================================
Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain:
   Institutional ...........................................................................         (9,290,931)           (785,321)
   Service .................................................................................           (304,931)            (17,414)
   Investor A ..............................................................................         (8,735,614)           (858,312)
   Investor B ..............................................................................         (2,868,466)           (412,496)
   Investor C ..............................................................................         (7,764,443)           (747,786)
   Class R .................................................................................         (2,625,201)           (211,333)
                                                                                                -----------------------------------
Decrease in net assets resulting from distributions to shareholders ........................        (31,589,586)         (3,032,662)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..............       (221,684,908)        260,169,210
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................       (641,546,709)        403,392,826
Beginning of year ..........................................................................      1,187,927,563         784,534,737
                                                                                                -----------------------------------
End of year ................................................................................    $   546,380,854     $ 1,187,927,563
                                                                                                ===================================
End of year undistributed net investment income ............................................    $     1,851,419                  --
                                                                                                ===================================

See Notes to Financial Statements.


16       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Statements of Changes in Net Assets               BlackRock Large Cap Value Fund

                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                 2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $    18,487,373     $     7,160,464
Net realized gain (loss) ...................................................................       (553,041,090)        335,108,036
Net change in unrealized appreciation/depreciation .........................................     (1,337,240,997)        141,991,944
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................     (1,871,794,714)        484,260,444
                                                                                                -----------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
   Institutional ...........................................................................         (3,377,730)         (1,176,425)
   Service .................................................................................            (25,415)            (12,439)
   Investor A ..............................................................................         (1,057,129)         (1,464,394)
   Class R .................................................................................                 --             (46,948)
Net realized gain:
   Institutional ...........................................................................        (83,333,124)        (16,065,705)
   Service .................................................................................         (2,208,784)           (386,770)
   Investor A ..............................................................................       (158,770,597)        (27,046,018)
   Investor B ..............................................................................        (16,369,131)         (5,082,815)
   Investor C ..............................................................................        (58,542,094)        (12,945,329)
   Class R .................................................................................        (14,032,340)         (2,059,378)
                                                                                                -----------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..........       (337,716,344)        (66,286,221)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..............       (204,217,215)      1,039,235,808
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................     (2,413,728,273)      1,457,210,031
Beginning of year ..........................................................................      5,307,706,137       3,850,496,106
                                                                                                -----------------------------------
End of year ................................................................................    $ 2,893,977,864     $ 5,307,706,137
                                                                                                ===================================
End of year undistributed net investment income ............................................    $    18,586,985     $     4,460,258
                                                                                                ===================================

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       17

Financial Highlights                               BlackRock Large Cap Core Fund

                                                                Institutional                                       Service
                                          --------------------------------------------------------------   -------------------------
                                                                                                                         Period
                                                                                                             Year      September 24,
                                                             Year Ended October 31,                          Ended       2007 1 to
                                          --------------------------------------------------------------   October 31,  October 31,
                                             2008           2007         2006         2005         2004      2008          2007
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $  14.60     $    14.20     $  13.20     $  11.28     $  10.33    $ 14.33    $   14.02
                                          --------------------------------------------------------------    ------------------------
Net investment income (loss) 2 ........       0.07           0.04         0.03         0.04         0.02       0.04        (0.01)
Net realized and unrealized gain (loss)      (5.66)          1.83         2.10         1.97         0.93      (5.55)        0.32
                                          --------------------------------------------------------------    ------------------------
Net increase (decrease) from investment
   operations .........................      (5.59)          1.87         2.13         2.01         0.95      (5.51)        0.31
                                          --------------------------------------------------------------    ------------------------
Distributions from net realized gain ..      (0.39)         (1.47)       (1.13)       (0.09)          --      (0.38)          --
                                          --------------------------------------------------------------    ------------------------
Net asset value, end of period ........   $   8.62     $    14.60     $  14.20     $  13.20     $  11.28    $  8.44    $   14.33
                                          ==============================================================    ========================
====================================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............     (39.25)%        13.55%       16.91%       17.94%        9.20%    (39.39)%       2.21% 7
                                          ==============================================================    ========================
====================================================================================================================================
Ratios to Average Net Assets 4
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after reimbursement ....       0.86%          0.87%        0.89%        0.91%        0.93%      1.06%        1.14% 5
                                          ==============================================================    ========================
Total expenses ........................       0.86%          0.87%        0.89%        0.91%        0.93%      1.06%        1.14% 5
                                          ==============================================================    ========================
Net investment income (loss) ..........       0.58%          0.24%        0.19%        0.31%        0.17%      0.37%       (0.52)% 5
                                          ==============================================================    ========================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......   $700,113     $1,532,235     $922,301     $601,378     $415,647    $   372    $     640
                                          ==============================================================    ========================
Portfolio turnover of the Fund ........         --              0% 6         0% 6        --           --         --           --
                                          ==============================================================    ========================
Portfolio turnover of the Portfolios ..        109%            96%          88%          94%         135%       109%          96%
                                          ==============================================================    ========================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Total investment returns exclude the effects of any sales charges.
4 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).
5     Annualized.
6     BlackRock Large Cap Core Fund (the "Fund").
7     Aggregate total investment return.

See Notes to Financial Statements.


18       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Financial Highlights (continued)                   BlackRock Large Cap Core Fund

                                                                      Investor A
                                       ---------------------------------------------------------------------------
                                                                Year Ended October 31,
                                       ---------------------------------------------------------------------------
                                            2008            2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .   $     14.33     $     13.97     $     13.01     $     11.15     $     10.23
                                       ---------------------------------------------------------------------------
Net investment income (loss) 1 .....          0.04            0.00 2         (0.01)           0.01           (0.01)
Net realized and unrealized
  gain (loss) ......................         (5.54)           1.79            2.08            1.94            0.93
                                       ---------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (5.50)           1.79            2.07            1.95            0.92
                                       ---------------------------------------------------------------------------
Distributions from net realized gain         (0.39)          (1.43)          (1.11)          (0.09)             --
                                       ---------------------------------------------------------------------------
Net asset value, end of year .......   $      8.44     $     14.33     $     13.97     $     13.01     $     11.15
                                       ===========================================================================
==================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.38)%         13.23%          16.61%          17.61%           8.99%
                                       ===========================================================================
==================================================================================================================
Ratios to Average Net Assets 4
------------------------------------------------------------------------------------------------------------------
Total expenses after reimbursement .          1.11%           1.14%           1.14%           1.16%           1.18%
                                       ===========================================================================
Total expenses .....................          1.23%           1.16%           1.14%           1.16%           1.18%
                                       ===========================================================================
Net investment income (loss) .......          0.32%          (0.03)%         (0.06)%         (0.05)%         (0.09)%
                                       ===========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......   $ 1,023,005     $ 1,846,007     $ 1,028,585     $   629,682     $   392,896
                                       ===========================================================================
Portfolio turnover of the Fund .....            --               0% 5            0% 5           --              --
                                       ===========================================================================
Portfolio turnover of the Portfolios           109%             96%             88%             94%            135%
                                       ===========================================================================

                                                                      Investor B
                                       ---------------------------------------------------------------------------
                                                                Year Ended October 31,
                                       ---------------------------------------------------------------------------
                                            2008            2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .   $     13.57     $     13.30     $     12.43     $     10.74     $      9.93
                                       ---------------------------------------------------------------------------
Net investment income (loss) 1 .....         (0.05)          (0.10)          (0.11)          (0.08)          (0.09)
Net realized and unrealized
  gain (loss) ......................         (5.23)           1.69            1.99            1.86            0.90
                                       ---------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (5.28)           1.59            1.88            1.78            0.81
                                       ---------------------------------------------------------------------------
Distributions from net realized gain         (0.37)          (1.32)          (1.01)          (0.09)             --
                                       ---------------------------------------------------------------------------
Net asset value, end of year .......   $      7.92     $     13.57     $     13.30     $     12.43     $     10.74
                                       ===========================================================================
==================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.90)%         12.30%          15.72%          16.69%           8.16%
                                       ===========================================================================
==================================================================================================================
Ratios to Average Net Assets 4
------------------------------------------------------------------------------------------------------------------
Total expenses after reimbursement .          1.88%           1.93%           1.91%           1.93%           1.95%
                                       ===========================================================================
Total expenses .....................          2.04%           1.94%           1.91%           1.93%           1.95%
                                       ===========================================================================
Net investment income (loss) .......         (0.45)%         (0.78)%         (0.83)%         (0.66)%         (0.86)%
                                       ===========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......   $   180,730     $   494,478     $   467,145     $   446,242     $   412,162
                                       ===========================================================================
Portfolio turnover of the Fund .....            --               0% 5            0% 5           --              --
                                       ===========================================================================
Portfolio turnover of the Portfolios           109%             96%             88%             94%            135%
                                       ===========================================================================

1     Based on average shares outstanding.
2     Amount is less than $0.01 per share.
3     Total investment returns exclude the effects of sales charge.
4 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).
5     BlackRock Large Cap Core Fund (the "Fund").

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       19

Financial Highlights (continued)                   BlackRock Large Cap Core Fund

                                                                         Investor C
                                        --------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006             2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    13.51      $    13.26      $    12.43      $    10.73      $     9.93
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.06)          (0.11)          (0.11)          (0.09)          (0.09)
Net realized and unrealized
  gain (loss) ......................         (5.20)           1.71            1.97            1.88            0.89
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (5.26)           1.60            1.86            1.79            0.80
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.37)          (1.35)          (1.03)          (0.09)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     7.88      $    13.51      $    13.26      $    12.43      $    10.73
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.93)%         12.40%          15.64%          16.80%           8.06%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses after reimbursement .          1.97%           1.93%           1.91%           1.94%           1.96%
                                        ==========================================================================
Total expenses .....................          1.97%           1.93%           1.91%           1.94%           1.96%
                                        ==========================================================================
Net investment loss ................         (0.54)%         (0.79)%         (0.84)%         (0.73)%         (0.86)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  714,368      $1,447,336      $1,176,244      $  737,063      $  430,689
                                        ==========================================================================
Portfolio turnover of the Fund .....            --               0% 4            0% 4           --              --
                                        ==========================================================================
Portfolio turnover of the Portfolios           109%             96%             88%             94%            135%
                                        ==========================================================================

                                                                         Class R
                                        --------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    13.85      $    13.56      $    12.68      $    10.89      $    10.02
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.01)          (0.05)          (0.04)          (0.03)          (0.03)
Net realized and unrealized
  gain (loss) ......................         (5.35)           1.75            2.02            1.91            0.90
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (5.36)           1.70            1.98            1.88            0.87
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.38)          (1.41)          (1.10)          (0.09)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     8.11      $    13.85      $    13.56      $    12.68      $    10.89
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.71)%         12.90%          16.29%          17.39%           8.68%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses after reimbursement .          1.54%           1.45%           1.39%           1.42%           1.43%
                                        ==========================================================================
Total expenses .....................          1.54%           1.45%           1.39%           1.42%           1.43%
                                        ==========================================================================
Net investment loss ................         (0.12)%         (0.33)%         (0.32)%         (0.28)%         (0.32)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $   97,139      $  160,861      $  108,762      $   46,379      $   15,160
                                        ==========================================================================
Portfolio turnover of the Fund .....            --               0% 4            0% 4           --              --
                                        ==========================================================================
Portfolio turnover of the Portfolios           109%             96%             88%             94%            135%
                                        ==========================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of sales charge.
3 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).
4     BlackRock Large Cap Core Fund (the "Fund").

See Notes to Financial Statements.


20       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Financial Highlights (continued)                 BlackRock Large Cap Growth Fund

                                                                 Institutional                                Service
                                         ------------------------------------------------------   ---------------------------------
                                                                                                                          Period
                                                                                                       Year Ended       October 2,
                                                             Year Ended October 31,                    October 31,       2006 1 to
                                         ------------------------------------------------------   --------------------  October 31,
                                            2008       2007        2006        2005       2004       2008       2007       2006
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..  $  12.40   $  10.63    $   9.36    $   8.36   $   7.97   $  12.37   $  10.62   $  10.18
                                         ------------------------------------------------------   ---------------------------------
Net investment income (loss) 2 ........      0.02      (0.02)      (0.02)      (0.02)     (0.04)     (0.01)     (0.05)     (0.01)
Net realized and unrealized gain (loss)     (4.67)      1.83        1.29        1.02       0.43      (4.65)      1.84       0.45
                                         ------------------------------------------------------   ---------------------------------
Net increase (decrease) from investment
  operations ..........................     (4.65)      1.81        1.27        1.00       0.39      (4.66)      1.79       0.44
                                         ------------------------------------------------------   ---------------------------------
Distributions from net realized gain ..     (0.32)     (0.04)         --          --         --      (0.32)     (0.04)        --
                                         ------------------------------------------------------   ---------------------------------
Net asset value, end of period ........  $   7.43   $  12.40    $  10.63    $   9.36   $   8.36   $   7.39   $  12.37   $  10.62
                                         ======================================================   =================================
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............     (38.41)%   17.07%      13.57%      11.96%      4.89%     (38.59)    16.89%      4.32% 6
                                         ======================================================   =================================
===================================================================================================================================
Ratios to Average Net Assets 4
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ........................      0.96%      0.95%       1.04%       1.08%      1.13%      1.14%      1.20%      1.36% 5
                                         ======================================================   =================================
Net investment income (loss) ..........      0.21%     (0.16)%     (0.22)%     (0.20)%    (0.45)%    (0.07)%    (0.42)%    (1.14)% 5
                                         ======================================================   =================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......  $118,873   $368,001    $215,697    $128,667   $ 79,869   $ 10,218   $ 11,134   $  5,014
                                         ======================================================   =================================
Portfolio turnover of the Portfolios ..       144%        87%        117%        132%       165%       144%        87%       117%
                                         ======================================================   =================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Total investment returns exclude the effects of any sales charges.
4 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).
5     Annualized.
6     Aggregate total investment return.

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       21

Financial Highlights (continued)                 BlackRock Large Cap Growth Fund

                                                                        Investor A
                                        --------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006             2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    12.15      $    10.44      $     9.22      $     8.26      $     7.89
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.02)          (0.05)          (0.06)          (0.04)          (0.06)
Net realized and unrealized
  gain (loss) ......................         (4.57)           1.80            1.28            1.00            0.43
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (4.59)           1.75            1.22            0.96            0.37
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.32)          (0.04)             --              --              --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     7.24      $    12.15      $    10.44      $     9.22      $     8.26
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (38.72)%         16.80%          13.23%          11.62%           4.69%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          1.31%           1.27%           1.29%           1.33%           1.38%
                                        ==========================================================================
Net investment loss ................         (0.21)%         (0.46)%         (0.48)%         (0.46)%         (0.69)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  179,528      $  327,501      $  218,017      $  112,887      $   64,539
                                        ==========================================================================
Portfolio turnover of the Portfolios           144%             87%            117%            132%            165%
                                        ==========================================================================

                                                                       Investor B
                                        --------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    11.43      $     9.91      $     8.82      $     7.96      $     7.66
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.09)          (0.13)          (0.12)          (0.10)          (0.12)
Net realized and unrealized
  gain (loss) ......................         (4.27)           1.69            1.21            0.96            0.42
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (4.36)           1.56            1.09            0.86            0.30
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.32)          (0.04)             --              --              --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     6.75      $    11.43      $     9.91      $     8.82      $     7.96
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.15)%         15.78%          12.36%          10.80%           3.92%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          2.05%           2.08%           2.07%           2.11%           2.16%
                                        ==========================================================================
Net investment loss ................         (0.93)%         (1.26)%         (1.25)%         (1.15)%         (1.48)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $   39,608      $  105,513      $  107,113      $   95,593      $   93,382
                                        ==========================================================================
Portfolio turnover of the Portfolios           144%             87%            117%            132%            165%
                                        ==========================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of sales charge.
3 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.


22       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Financial Highlights (continued)                 BlackRock Large Cap Growth Fund

                                                                         Investor C
                                        --------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006             2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    11.42      $     9.90      $     8.81      $     7.95      $     7.65
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.09)          (0.13)          (0.12)          (0.10)          (0.12)
Net realized and unrealized
  gain (loss) ......................         (4.26)           1.69            1.21            0.96            0.42
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (4.35)           1.56            1.09            0.86            0.30
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.32)          (0.04)             --              --              --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     6.75      $    11.42      $     9.90      $     8.81      $     7.95
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (39.10)%         15.79%          12.37%          10.82%           3.92%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          2.05%           2.04%           2.06%           2.11%           2.16%
                                        ==========================================================================
Net investment loss ................         (0.95)%         (1.24)%         (1.25)%         (1.19)%         (1.48)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  143,081      $  280,142      $  185,337      $  125,150      $   94,969
                                        ==========================================================================
Portfolio turnover of the Portfolios           144%             87%            117%            132%            165%
                                        ==========================================================================

                                                                         Class R
                                        --------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    11.79      $    10.17      $     9.00      $     8.08      $     7.74
                                        --------------------------------------------------------------------------
Net investment loss 1 ..............         (0.05)          (0.09)          (0.07)          (0.07)          (0.06)
Net realized and unrealized
  gain (loss) ......................         (4.42)           1.75            1.24            0.99            0.40
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (4.47)           1.66            1.17            0.92            0.34
                                        --------------------------------------------------------------------------
Distributions from net realized gain         (0.32)          (0.04)             --              --              --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $     7.00      $    11.79      $    10.17      $     9.00      $     8.08
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (38.88)%         16.36%          13.00%          11.39%           4.39%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          1.64%           1.58%           1.54%           1.58%           1.61%
                                        ==========================================================================
Net investment loss ................         (0.53)%         (0.79)%         (0.73)%         (0.75)%         (0.95)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......        55,073          95,637          53,356          26,566      $   11,304
                                        ==========================================================================
Portfolio turnover of the Portfolios           144%             87%            117%            132%            165%
                                        ==========================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of sales charge.
3 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       23

Financial Highlights (continued)                  BlackRock Large Cap Value Fund

                                                                 Institutional                                Service
                                         ------------------------------------------------------   ---------------------------------
                                                                                                                          Period
                                                                                                       Year Ended       October 2,
                                                             Year Ended October 31,                    October 31,       2006 1 to
                                         ------------------------------------------------------   --------------------  October 31,
                                            2008       2007        2006        2005       2004       2008       2007       2006
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..  $  20.95   $  18.96    $  17.12    $  14.71   $  12.89   $  20.89   $  18.95   $  18.62
                                         ------------------------------------------------------   ---------------------------------
Net investment income (loss) 2 ........      0.14       0.12        0.06        0.06       0.07       0.10       0.06      (0.01)
Net realized and unrealized gain (loss)     (7.42)      2.19        2.93        3.01       1.75      (7.38)      2.19       0.65
                                         ------------------------------------------------------   ---------------------------------
Net increase (decrease) from investment
  operations ..........................     (7.28)      2.31        2.99        3.07       1.82      (7.28)      2.25       0.64
                                         ------------------------------------------------------   ---------------------------------
Dividends and distributions from:
    Net investment income .............     (0.05)     (0.02)         --          --         --      (0.02)     (0.01)        --
    Net realized gain .................     (1.33)     (0.30)      (1.15)      (0.66)        --      (1.33)     (0.30)     (0.31)
                                         ------------------------------------------------------   ---------------------------------
Total dividends and distributions .....     (1.38)     (0.32)      (1.15)      (0.66)        --      (1.35)     (0.31)     (0.31)
                                         ------------------------------------------------------   ---------------------------------
Net asset value, end of period ........  $  12.29   $  20.95    $  18.96    $  17.12   $  14.71   $  12.26   $  20.89   $  18.95
                                         ======================================================   =================================
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............    (37.01)%    12.35%     18.06%      21.49%      14.12%    (37.10)%    12.01%      3.49% 4
                                         ======================================================   =================================
===================================================================================================================================
Ratios to Average Net Assets 5
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ........................      0.93%      0.88%       0.94%       0.98%      1.01%      1.12%      1.18%      1.35% 6
                                         ======================================================   =================================
Net investment income (loss) ..........      0.81%      0.59%       0.32%       0.35%      0.49%      0.62%      0.29%     (1.14)% 6
                                         ======================================================   =================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......  $867,750   $1,327,046  $990,081    $446,172   $194,625   $ 24,717   $ 33,790   $ 24,828
                                         ======================================================   =================================
Portfolio turnover of the Portfolios ..       108%        72%         71%         95%       128%       108%        72%        71%
                                         ======================================================   =================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Total investment returns exclude the effects of any sales charges.
4     Aggregate total investment return.
5 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income.
6     Annualized.

See Notes to Financial Statements.


24       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Financial Highlights (continued)                  BlackRock Large Cap Value Fund

                                                                        Investor A
                                        --------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006             2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    20.54      $    18.64      $    16.86      $    14.53      $    12.77
                                        --------------------------------------------------------------------------
Net investment income (loss) 1 .....          0.09            0.06            0.01            0.02            0.03
Net realized and unrealized
  gain (loss) ......................         (7.26)           2.16            2.89            2.97            1.73
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (7.17)           2.22            2.90            2.99            1.76
                                        --------------------------------------------------------------------------
Dividends and distributions from:
    Net investment income ..........         (0.01)          (0.02)             --              --              --
    Net realized gain ..............         (1.33)          (0.30)          (1.12)          (0.66)             --
                                        --------------------------------------------------------------------------
Total dividends and distributions ..         (1.34)          (0.32)          (1.12)          (0.66)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $    12.03      $    20.54      $    18.64      $    16.86      $    14.53
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (37.17)%         12.04%          17.78%          21.20%          13.78%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          1.22%           1.17%           1.19%           1.23%           1.26%
                                        ==========================================================================
Net investment income (loss) .......          0.52%           0.28%           0.05%           0.10%           0.21%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $1,295,100      $2,499,604      $1,652,442      $  371,216      $  161,867
                                        ==========================================================================
Portfolio turnover of the Portfolios           108%             72%             71%             95%            128%
                                        ==========================================================================

                                                                        Investor B
                                        --------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    19.41      $    17.76      $    16.12      $    14.02      $    12.41
                                        --------------------------------------------------------------------------
Net investment income (loss) 1 .....         (0.04)          (0.09)          (0.11)          (0.09)          (0.07)
Net realized and unrealized
  gain (loss) ......................         (6.85)           2.04            2.74            2.85            1.68
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (6.89)           1.95            2.63            2.76            1.61
                                        --------------------------------------------------------------------------
Dividends and distributions from:
    Net investment income ..........            --              --              --              --              --
    Net realized gain ..............         (1.18)          (0.30)          (0.99)          (0.66)             --
                                        --------------------------------------------------------------------------
Total dividends and distributions ..         (1.18)          (0.30)          (0.99)          (0.66)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $    11.34      $    19.41      $    17.76      $    16.12      $    14.02
                                        ==========================================================================
==================================================================================================================
Total Investment Return 2
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (37.62)%         11.11%          16.81%          20.29%          12.97%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 3
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          1.99%           1.98%           1.96%           2.00%           2.02%
                                        ==========================================================================
Net investment income (loss) .......         (0.24)%         (0.47)%         (0.67)%         (0.60)%         (0.53)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  108,660      $  277,113      $  309,795      $  261,345      $  222,055
                                        ==========================================================================
Portfolio turnover of the Portfolios           108%             72%             71%             95%            128%
                                        ==========================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of sales charge.
3 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       25

Financial Highlights (concluded)                  BlackRock Large Cap Value Fund

                                                                         Investor C
                                        --------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006             2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    19.37      $    17.72      $    16.11      $    14.01      $    12.41
                                        --------------------------------------------------------------------------
Net investment income (loss) 1 .....         (0.04)          (0.09)          (0.12)          (0.10)          (0.07)
Net realized and unrealized
  gain (loss) ......................         (6.83)           2.04            2.76            2.86            1.67
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (6.87)           1.95            2.64            2.76            1.60
                                        --------------------------------------------------------------------------
Dividends and distributions from:
    Net investment income ..........            --              --              --              --              --
    Net realized gain ..............         (1.21)          (0.30)          (1.03)          (0.66)             --
                                        --------------------------------------------------------------------------
Total dividends and distributions ..         (1.21)          (0.30)          (1.03)          (0.66)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $    11.29           19.37      $    17.72      $    16.11      $    14.01
                                        ==========================================================================
==================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........         (37.66)%        11.14%          16.89%          20.31%          12.89%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 4
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          2.00%           1.97%           1.96%           2.00%           2.03%
                                        ==========================================================================
Net investment income (loss) .......         (0.26)%         (0.50)%         (0.69)%         (0.65)%         (0.54)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  456,180      $  959,039      $  754,266      $  409,937      $  219,806
                                        ==========================================================================
Portfolio turnover of the Portfolios           108%             72%             71%             95%            128%
                                        ==========================================================================

                                                                          Class R
                                        --------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                        --------------------------------------------------------------------------
                                            2008           2007            2006            2005            2004
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .    $    19.92      $    18.13      $    16.46      $    14.23      $    12.54
                                        --------------------------------------------------------------------------
Net investment income (loss) 1 .....          0.03           (0.01)          (0.03)          (0.03)          (0.00) 2
Net realized and unrealized
  gain (loss) ......................         (7.02)           2.11            2.80            2.92            1.69
                                        --------------------------------------------------------------------------
Net increase (decrease) from
  investment operations ............         (6.99)           2.10            2.77            2.89            1.69
                                        --------------------------------------------------------------------------
Dividends and distributions from:
    Net investment income ..........            --           (0.01)             --              --              --
    Net realized gain ..............         (1.30)          (0.30)          (1.10)          (0.66)             --
                                        --------------------------------------------------------------------------
Total dividends and distributions ..         (1.30)          (0.31)          (1.10)          (0.66)             --
                                        --------------------------------------------------------------------------
Net asset value, end of year .......    $    11.63      $    19.92      $    18.13      $    16.46      $    14.23
                                        ==========================================================================
==================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------
Based on net asset value ...........        (37.75)%         11.71%          17.41%          20.93%          13.48%
                                        ==========================================================================
==================================================================================================================
Ratios to Average Net Assets 4
------------------------------------------------------------------------------------------------------------------
Total expenses .....................          1.55%           1.50%           1.45%           1.48%           1.53%
                                        ==========================================================================
Net investment income (loss) .......          0.19%          (0.06)%         (0.19)%         (0.19)%         (0.03)%
                                        ==========================================================================
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......    $  141,571      $  211,115      $  119,085      $   45,894      $   11,362
                                        ==========================================================================
Portfolio turnover of the Portfolios           108%             72%             71%             95%            128%
                                        ==========================================================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01) per share.
3     Total investment returns exclude the effects of sales charge.
4 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.


26       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements             BlackRock Large Cap Series Funds, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund (the "Funds" or, individually, as the "Fund"), three of the series constituting BlackRock Large Cap Series Funds, Inc., are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund seeks to achieve its investment objective by investing all, or a portion of, their assets in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually as the "Portfolio"), respectively, constituting Master Large Cap Series LLC (the "Master LLC"), each of which has the same investment objective and strategies as the corresponding Funds. The Funds are organized as Maryland corporations. The value of a Fund's investment in the related Portfolio reflects each Fund's proportionate interest in the net assets of the respective Portfolio. The performance of each Fund is directly affected by the performance of the related Portfolio. The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentages of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio owned by BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, were 95.6%, 82.1% and 94.6%, respectively. The Funds offer multiple classes of shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Funds:

Valuation of Investments: Each Fund records its investment in the corresponding Portfolio at fair value. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Net Investment Income: Investment transactions in the Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, each Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The administrator has evaluated the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Funds' financial statements. Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on each Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities,"


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       27

Notes to Financial Statements (continued) BlackRock Large Cap Series Funds, Inc.

to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

Each Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide administrative services (other than investment advice and related portfolio activities). For such services, each Fund pays a monthly fee at an annual rate of 0.25% of each Fund's average daily net assets. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

With respect to the BlackRock Large Cap Core Fund, the Administrator contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense and certain other fund expenses) as a percentage of average daily net assets allocated to certain classes of the Fund as follows: 1.11% (for Investor A Shares), and 1.91% (for Investor B Shares), which is shown as fees reimbursed by administrator on the Statements of Operations. The waiver agreement provides that the waiver will continue until October 31, 2008 and thereafter unless terminated by the Administrator. The Administrator has agreed to continue the waiver.

Effective October 1, 2008, each Fund has entered into separate Distribution Agreements and Distribution Plans with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                          Service   Distribution
                                                            Fee          Fee
--------------------------------------------------------------------------------
Service ...............................................    0.25%          --
Investor A ............................................    0.25%          --
Investor B ............................................    0.25%        0.75%
Investor C ............................................    0.25%        0.75%
Class R ...............................................    0.25%        0.25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide share-holder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2008, the affiliates earned underwriting discounts and direct commissions and its affiliates earned dealer concessions on sales of the Funds' Investor A Shares, which totaled as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund .....................................    $752,473
BlackRock Large Cap Growth Fund ...................................    $155,983
BlackRock Large Cap Value Fund ....................................    $141,521
--------------------------------------------------------------------------------

For the year ended October 31, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                         Investor B   Investor C
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund ........................    $329,391    $190,259
BlackRock Large Cap Growth Fund ......................    $ 56,512    $ 38,508
BlackRock Large Cap Value Fund .......................    $184,857    $130,128
--------------------------------------------------------------------------------

These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year.

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers on Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund .....................................    $18,802
BlackRock Large Cap Growth Fund ...................................    $ 5,237
BlackRock Large Cap Value Fund ....................................    $13,142
--------------------------------------------------------------------------------

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency


28       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements (continued) BlackRock Large Cap Series Funds, Inc.

fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended October 31, 2008, the Funds paid the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund ....................................    $5,145,560
BlackRock Large Cap Growth Fund ..................................    $1,469,001
BlackRock Large Cap Value Fund ...................................    $4,148,051
--------------------------------------------------------------------------------

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the year ended October 31, 2008, the Funds earned the following, which are included in income from affiliates in the Statements of Operations:

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund .......................................    $33,940
BlackRock Large Cap Growth Fund .....................................    $ 4,033
BlackRock Large Cap Value Fund ......................................    $52,386
--------------------------------------------------------------------------------

The Administrator maintains a call center, which is responsible for providing certain shareholder services to each Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2008, the following amounts have been accrued by each Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund                                   Call Center Fees
--------------------------------------------------------------------------------
Institutional ..................................................    $ 32,327
Service ........................................................    $      8
Investor A .....................................................    $174,929
Investor B .....................................................    $ 60,129
Investor C .....................................................    $ 24,958
Class R ........................................................    $  1,977
--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
Institutional ..................................................    $  2,020
Service ........................................................    $    174
Investor A .....................................................    $  8,957
Investor B .....................................................    $  3,501
Investor C .....................................................    $  5,145
Class R ........................................................    $  1,105
--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
Institutional ..................................................    $ 22,135
Service ........................................................    $    932
Investor A .....................................................    $151,196
Investor B .....................................................    $ 13,906
Investor C .....................................................    $ 20,338
Class R ........................................................    $  2,909
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Administrator for compensation paid to the Funds' Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to the expiration of capital loss carryforwards, classification of distributions, classification of settlement proceeds and net operating losses were reclassified to the following accounts:

-------------------------------------------------------------------------------
                                     BlackRock       BlackRock      BlackRock
                                     Large Cap       Large Cap      Large Cap
                                     Core Fund      Growth Fund     Value Fund
-------------------------------------------------------------------------------
Decrease paid-in capital ......    $(20,925,458)   $(13,119,199)   $     (4,668)
Increase undistributed net
  investment income ...........       7,398,011       5,250,137          99,628
Increase (decrease) accumulated
  net realized loss ...........      13,527,447       7,869,062         (94,960)
-------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                     BlackRock       BlackRock      BlackRock
                                     Large Cap       Large Cap      Large Cap
                                     Core Fund      Growth Fund     Value Fund
--------------------------------------------------------------------------------
Ordinary income
  10/31/08 .....................    $ 15,910,659              --    $ 70,385,990
  10/31/07 .....................    $ 30,000,325              --    $  2,700,206
Long-term capital gain
  10/31/08 .....................    $130,870,332    $ 31,589,586    $267,330,354
  10/31/07 .....................    $370,140,155    $  3,032,662    $ 63,586,015
                                    --------------------------------------------
Total
  10/31/08 .....................    $146,780,991    $ 31,589,586    $337,716,344
                                    ============================================
  10/31/07 .....................    $400,140,480    $  3,032,662    $ 66,286,221
                                    ============================================


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       29

Notes to Financial Statements (continued) BlackRock Large Cap Series Funds, Inc.

As of October 31, 2008, the tax components of accumulated losses were as follows:

-------------------------------------------------------------------------------
                              BlackRock          BlackRock         BlackRock
                              Large Cap          Large Cap         Large Cap
                              Core Fund         Growth Fund        Value Fund
-------------------------------------------------------------------------------
Undistributed ordinary
  income .............                 --                 --    $     9,252,325
Capital loss
  carryforward .......    $  (470,188,173)   $   (77,066,661)      (464,452,445)
Net unrealized losses*       (605,255,604)      (127,813,786)      (718,303,526)
                          -----------------------------------------------------
Total accumulated
  net losses .........    $(1,075,443,777)   $  (204,880,447)   $(1,173,503,646)
                          =====================================================

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the timing of income recognition on partnership interests.

As of October 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expirations dates:

--------------------------------------------------------------------------------
                                      BlackRock       BlackRock       BlackRock
                                      Large Cap       Large Cap       Large Cap
Expires October 31,                   Core Fund      Growth Fund     Value Fund
--------------------------------------------------------------------------------
2009 .................              $ 17,134,577    $  5,667,758              --
2010 .................                26,458,063          43,580              --
2011 .................                 2,999,774              --              --
2016 .................               423,595,759      71,355,323    $464,452,445
                                    --------------------------------------------
Total ................              $470,188,173    $ 77,066,661    $464,452,445
                                    ============================================

4. Capital Share Transactions:

Transactions in shares for each class were as follows:

                                                                           Year Ended                           Year Ended
                                                                        October 31, 2008                     October 31, 2007
                                                                -------------------------------     -------------------------------
BlackRock Large Cap Core Fund                                      Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................   18,307,143     $   213,274,693      16,602,584     $   246,470,220
Shares issued resulting from reorganization ..................           --                  --      32,717,868         467,180,857
Shares issued to shareholders in reinvestment of distributions    2,274,133          30,541,847       5,760,400          82,316,928
                                                                -------------------------------     -------------------------------
Total issued .................................................   20,581,276         243,816,540      55,080,852         795,968,005
Shares redeemed ..............................................  (44,290,807)       (536,280,456)    (15,085,098)       (222,976,522)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................  (23,709,531)    $  (292,463,916)     39,995,754     $   572,991,483
                                                                ===============================     ===============================

                                                                                                         Period September 24, 2007+
                                                                                                             to October 31, 2007
                                                                                                    -------------------------------
                                                                                                       Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Service
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................        1,706     $        20,740              72     $           999
Shares issued to shareholders in reinvestment of distributions          207               2,724          45,010             631,258
                                                                -------------------------------     -------------------------------
Total issued .................................................        1,913              23,464          45,082             632,257
Shares redeemed ..............................................       (2,490)            (29,767)           (406)             (5,829)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................         (577)    $        (6,303)         44,676     $       626,428
                                                                ===============================     ===============================

+     Commencement of operations.

                                                                                                               Year Ended
                                                                                                            October 31, 2007
                                                                                                    -------------------------------
                                                                                                       Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares ...............   25,121,752     $   287,778,279      28,436,081     $   411,923,052
Shares issued resulting from reorganization ..................           --                  --      35,734,228         501,049,717
Shares issued to shareholders in reinvestment of distributions    3,501,677          46,152,207       7,931,899         111,313,482
                                                                -------------------------------     -------------------------------
Total issued .................................................   28,623,429         333,930,486      72,102,208       1,024,286,251
Shares redeemed ..............................................  (36,162,977)       (410,373,242)    (16,932,248)       (246,911,315)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................   (7,539,548)    $   (76,442,756)     55,169,960     $   777,374,936
                                                                ===============================     ===============================


30       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements (continued) BlackRock Large Cap Series Funds, Inc.

                                                                          Year Ended                          Year Ended
                                                                       October 31, 2008                    October 31, 2007
                                                                -------------------------------     -------------------------------
BlackRock Large Cap Core Fund (concluded)                          Shares            Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    1,944,126     $    21,374,807       3,250,818     $    44,949,747
Shares issued resulting from reorganization ..................           --                  --      11,051,520         146,904,698
Shares issued to shareholders in reinvestment of distributions      965,784          12,033,720       2,318,297          30,856,830
                                                                -------------------------------     -------------------------------
Total issued .................................................    2,909,910          33,408,527      16,620,635         222,711,275
Shares redeemed and automatic conversion of shares ...........  (16,534,915)       (175,371,510)    (15,319,048)       (210,781,327)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................  (13,625,005)    $  (141,962,983)      1,301,587     $    11,929,948
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................   18,173,395     $   198,511,648      25,010,048     $   343,608,226
Shares issued resulting from reorganization ..................           --                  --       1,351,067          17,877,463
Shares issued to shareholders in reinvestment of distributions    2,978,085          36,928,497       9,176,419         121,646,342
                                                                -------------------------------     -------------------------------
Total issued .................................................   21,151,480         235,440,145      35,537,534         483,132,031
Shares redeemed ..............................................  (37,605,977)       (400,427,690)    (17,089,724)       (235,184,620)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................  (16,454,497)    $  (164,987,545)     18,447,810     $   247,947,411
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Class R
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    5,011,848     $    56,841,792       5,791,814     $    81,305,003
Shares issued to shareholders in reinvestment of distributions      351,544           4,475,160       1,010,724          13,725,638
                                                                -------------------------------     -------------------------------
Total issued .................................................    5,363,392          61,316,952       6,802,538          95,030,641
Shares redeemed ..............................................   (5,004,446)        (54,816,870)     (3,210,183)        (45,166,220)
                                                                -------------------------------     -------------------------------
Net increase .................................................      358,946     $     6,500,082       3,592,355     $    49,864,421
                                                                ===============================     ===============================

BlackRock Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    7,511,633     $    73,321,006      17,006,393     $   196,644,985
Share issued to shareholders in reinvestment of distributions       712,440           8,123,721          62,922             683,337
                                                                -------------------------------     -------------------------------
Total issued .................................................    8,224,073          81,444,727      17,069,315         197,328,322
Shares redeemed ..............................................  (21,883,831)       (232,545,666)     (7,700,131)        (87,838,517)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................  (13,659,758)    $  (151,100,939)      9,369,184     $   109,489,805
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Service
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      800,038     $     8,201,394         614,628     $     7,183,206
Shares issued to shareholders in reinvestment of distributions       25,764             292,397           1,438              15,600
                                                                -------------------------------     -------------------------------
Total issued .................................................      825,802           8,493,791         616,066           7,198,806
Shares redeemed ..............................................     (343,432)         (3,339,036)       (187,853)         (2,111,501)
                                                                -------------------------------     -------------------------------
Net increase .................................................      482,370     $     5,154,755         428,213     $     5,087,305
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares ...............   11,239,300     $   111,809,291      13,520,166     $   152,824,259
Shares issued to shareholders in reinvestment of distributions      738,365           8,229,629          74,874             798,915
                                                                -------------------------------     -------------------------------
Total issued .................................................   11,977,665         120,038,920      13,595,040         153,623,174
Shares redeemed ..............................................  (14,146,657)       (138,339,235)     (7,519,049)        (84,391,960)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................   (2,168,992)    $   (18,300,315)      6,075,991     $    69,231,214
                                                                ===============================     ===============================


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       31

Notes to Financial Statements (continued) BlackRock Large Cap Series Funds, Inc.

                                                                          Year Ended                          Year Ended
                                                                       October 31, 2008                    October 31, 2007
                                                                -------------------------------     -------------------------------
BlackRock Large Cap Growth Fund (concluded)                         Shares           Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    1,001,693     $     9,563,976       2,624,001     $    27,808,640
Shares issued to shareholders in reinvestment of distributions      249,325           2,610,264          37,261             376,698
                                                                -------------------------------     -------------------------------
Total issued .................................................    1,251,018          12,174,240       2,661,262          28,185,338
Shares redeemed and automatic conversion of shares ...........   (4,616,366)        (41,341,832)     (4,244,218)        (45,329,772)
                                                                -------------------------------     -------------------------------
Net decrease .................................................   (3,365,348)    $   (29,167,592)     (1,582,956)    $   (17,144,434)
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    5,629,306     $    52,751,745      11,083,851     $   118,787,413
Shares issued to shareholders in reinvestment of distributions      698,980           7,309,379          69,949             706,480
                                                                -------------------------------     -------------------------------
Total issued .................................................    6,328,286          60,061,124      11,153,800         119,493,893
Shares redeemed ..............................................   (9,646,626)        (87,478,848)     (5,360,747)        (57,345,607)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................   (3,318,340)    $   (27,417,724)      5,793,053     $    62,148,286
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Class R
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    3,819,354     $    36,987,224       5,000,714     $    54,802,359
Shares issued to shareholders in reinvestment of distributions      242,342           2,618,770          20,340             211,332
                                                                -------------------------------     -------------------------------
Total issued .................................................    4,061,696          39,605,994       5,021,054          55,013,691
Shares redeemed ..............................................   (4,306,198)        (40,459,087)     (2,159,077)        (23,656,657)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................     (244,502)    $      (853,093)      2,861,977     $    31,357,034
                                                                ===============================     ===============================

BlackRock Large Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................   36,894,137     $   614,681,902      30,936,573     $   616,244,281
Shares issued to shareholders in reinvestment of dividends
  and distributions ..........................................    4,133,919          77,302,827         788,152          15,077,111
                                                                -------------------------------     -------------------------------
Total issued .................................................   41,028,056         691,984,729      31,724,725         631,321,392
Shares redeemed ..............................................  (33,791,812)       (566,502,267)    (20,606,763)       (412,032,591)
                                                                -------------------------------     -------------------------------
Net increase .................................................    7,236,244     $   125,482,462      11,117,962     $   219,288,801
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Service
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................      706,019     $    11,959,010         595,347     $    12,076,181
Shares issued to shareholders in reinvestment of dividends
  and distributions ..........................................      112,372           2,099,110          19,088             364,951
                                                                -------------------------------     -------------------------------
Total issued .................................................      818,391          14,058,120         614,435          12,441,132
Shares redeemed ..............................................     (420,028)         (6,793,559)       (307,139)         (6,097,755)
                                                                -------------------------------     -------------------------------
Net increase .................................................      398,363     $     7,264,561         307,296     $     6,343,377
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares ...............   48,856,474     $   810,946,846      53,168,066     $ 1,066,141,467
Shares issued to shareholders in reinvestment of dividends
  and distributions ..........................................    8,148,668         149,528,060       1,405,085          26,430,387
                                                                -------------------------------     -------------------------------
Total issued .................................................   57,005,142         960,474,906      54,573,151       1,092,571,854
Shares redeemed ..............................................  (71,052,529)     (1,126,150,477)    (21,540,848)       (424,585,851)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................  (14,047,387)    $  (165,675,571)     33,032,303     $   667,986,003
                                                                ===============================     ===============================


32       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements (concluded) BlackRock Large Cap Series Funds, Inc.

                                                                          Year Ended                          Year Ended
                                                                       October 31, 2008                    October 31, 2007
                                                                -------------------------------     -------------------------------
BlackRock Large Cap Value Fund (concluded)                          Shares           Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    1,092,265     $    17,474,705       2,551,487     $    47,649,721
Shares issued to shareholders in reinvestment of distributions      854,376          14,866,308         260,480           4,661,325
                                                                -------------------------------     -------------------------------
Total issued .................................................    1,946,641          32,341,013       2,811,967          52,311,046
Shares redeemed and automatic conversion of shares ...........   (6,636,951)       (100,755,559)     (5,980,285)       (112,293,764)
                                                                -------------------------------     -------------------------------
Net decrease .................................................   (4,690,310)    $   (68,414,546)     (3,168,318)    $   (59,982,718)
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    8,488,185     $   132,881,032      17,217,899     $   322,045,398
Shares issued to shareholders in reinvestment of distributions    3,171,063          54,954,834         683,298          12,203,021
                                                                -------------------------------     -------------------------------
Total issued .................................................   11,659,248         187,835,866      17,901,197         334,248,419
Shares redeemed ..............................................  (20,768,438)       (319,453,157)    (10,956,566)       (205,519,795)
                                                                -------------------------------     -------------------------------
Net increase (decrease) ......................................   (9,109,190)    $  (131,617,291)      6,944,631     $   128,728,624
                                                                ===============================     ===============================
-----------------------------------------------------------------------------------------------------------------------------------
Class R
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................................................    5,771,456     $    92,978,324       6,549,560     $   125,647,577
Shares issued to shareholders in reinvestment of dividends
  and distributions ..........................................      788,255          14,015,179         115,104           2,105,311
                                                                -------------------------------     -------------------------------
Total issued .................................................    6,559,711         106,993,503       6,664,664         127,752,888
Shares redeemed ..............................................   (4,981,736)        (78,250,333)     (2,632,867)        (50,881,167)
                                                                -------------------------------     -------------------------------
Net increase .................................................    1,577,975     $    28,743,170       4,031,797     $    76,871,721
                                                                ===============================     ===============================

5. Acquisition of BlackRock Investment Trust of

BlackRock FundsSM:

On September 24, 2007, BlackRock Large Cap Core Fund ("Large Cap Core") acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Investment Trust of BlackRock Funds ("Investment Trust"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 72,936,885 shares of beneficial interest of Investment Trust for 80,889,693 shares of common stock of Large Cap Core. Investment Trust's net assets on that date of $1,133,643,993, including $18,270,415 of net realized capital losses and $286,539,853 of net unrealized appreciation were combined with those of Large Cap Core. The aggregate net assets immediately after the acquisition amounted to $5,393,201,700.

6. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

BlackRock Large Cap Core Fund

On November 14, 2008 (the "Reorganization Date"), BlackRock Large Cap Core Fund acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the "PNC Fund"), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. Under the Agreement and Plan of Reorganization, 316,179 Investor A Shares, 67,564 Investor C Shares and 9,403,899 Institutional Shares of the PNC Fund were exchanged for 329,616 Investor A Shares, 68,866 Investor A Shares and 9,664,610 Institutional Shares, respectively, of BlackRock Large Cap Core Fund. The conversion ratio for Investor A Shares, Investor C Shares and Institutional Shares were 1.04249758,
1.01927550 and 1.02772376, respectively. The assets of the PNC Fund, which consisted of securities and related receivables less liabilities were converted on a tax free basis. On the Reorganization Date, the net assets of BlackRock Large Cap Core Fund were valued at $2,529,461,660 (including net assets of $78,592,131 for the PNC Fund, which included $59,817,678 of net unrealized depreciation).

BlackRock Large Cap Value Fund paid ordinary income dividends in the amount of $0.167139 per Institutional Share, $0.140663 per Service Share, $0.089097 per Investor A Share and $0.060142 per Class R Share on December 18, 2008 to shareholders of record on December 16, 2008.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       33

Report of Independent Registered Public Accounting Firm
                                          BlackRock Large Cap Series Funds, Inc.

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds,
Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, three of the series constituting BlackRock Large Cap Series Funds, Inc. (the "Fund"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008


34       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Important Tax Information

BlackRock Large Cap Core Fund and BlackRock Large Cap Value Fund

The following information is provided with respect to the ordinary income distributions paid by BlackRock Large Cap Core Fund and BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. during the taxable year ended October 31, 2008:

                                                                                  BlackRock Large        BlackRock Large
                                                                                   Cap Core Fund          Cap Value Fund
==========================================================================================================================
Record Date                                                                      December 13, 2007       December 13, 2007
Payable Date                                                                     December 17, 2007       December 17, 2007
==========================================================================================================================
Qualified Dividend Income for Individuals*                                            80.05%                   91.41%
--------------------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction for Corporations*           79.42%                   91.06%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for Non-U.S. Residents**                              100%                   93.66%
--------------------------------------------------------------------------------------------------------------------------

* Each Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Large Cap Core Fund and BlackRock Large Cap Value Fund distributed long-term capital gains of $0.339376 and $1.038525, respectively, per share to shareholders of record on December 13, 2007.

BlackRock Large Cap Growth Fund

During the taxable year ended October 31, 2008, BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds, Inc. distributed long-term capital gains of $0.314815 and $0.002362 per share to shareholders of record on December 13, 2007 and July 16, 2008, respectively.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       35

Portfolio Information as of October 31, 2008         Master Large Cap Series LLC

Sector Representation

                                                                      Percent of
Master Large Cap Core Portfolio                            Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ...............................................    23%
Energy ...............................................................    19
Health Care ..........................................................    18
Consumer Discretionary ...............................................    15
Industrials ..........................................................    12
Consumer Staples .....................................................     6
Financials ...........................................................     5
Materials ............................................................     1
Telecommunication Services ...........................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                          Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ...............................................    33%
Health Care ..........................................................    19
Industrials ..........................................................    14
Consumer Discretionary ...............................................    14
Energy ...............................................................     9
Consumer Staples .....................................................     8
Materials ............................................................     2
Financials ...........................................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                           Long-Term Investments
--------------------------------------------------------------------------------
Energy ...............................................................    21%
Health Care ..........................................................    20
Financials ...........................................................    16
Industrials ..........................................................    13
Information Technology ...............................................    13
Consumer Discretionary ...............................................    10
Consumer Staples .....................................................     3
Materials ............................................................     2
Telecommunication Services ...........................................     2
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Five Largest Industries

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................    16%
Pharmaceuticals ......................................................     7
Specialty Retail .....................................................     7
Health Care Providers & Services .....................................     7
Semiconductors & Semiconductor Equipment .............................     6
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment .............................    11%
Health Care Providers & Services .....................................    10
Software .............................................................     8
Computers & Peripherals ..............................................     8
Oil, Gas & Consumable Fuels ..........................................     6
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................    19%
Insurance ............................................................    13
Pharmaceuticals ......................................................     9
Health Care Providers & Services .....................................     8
Aerospace & Defense ..................................................     5
--------------------------------------------------------------------------------


36       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Portfolio Information (concluded)                    Master Large Cap Series LLC

Ten Largest Equity Holdings

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................     5%
Johnson & Johnson ....................................................     3
Chevron Corp. ........................................................     3
Pfizer, Inc. .........................................................     2
Hewlett-Packard Co. ..................................................     2
ConocoPhillips .......................................................     2
Amgen, Inc. ..........................................................     2
Occidental Petroleum Corp. ...........................................     2
Walt Disney Co. ......................................................     2
Apache Corp. .........................................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Hewlett-Packard Co. ..................................................     3%
Intel Corp. ..........................................................     3
Exxon Mobil Corp. ....................................................     2
Wal-Mart Stores, Inc. ................................................     2
Occidental Petroleum Corp. ...........................................     2
Microsoft Corp. ......................................................     2
Accenture Ltd. Class A ...............................................     1
Lockheed Martin Corp. ................................................     1
Express Scripts, Inc. ................................................     1
Hess Corp. ...........................................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................     8%
Chevron Corp. ........................................................     4
Pfizer, Inc. .........................................................     3
ConocoPhillips .......................................................     3
Amgen, Inc. ..........................................................     2
General Electric Co. .................................................     2
Walt Disney Co. ......................................................     2
Apache Corp. .........................................................     2
Johnson & Johnson ....................................................     2
Marathon Oil Corp. ...................................................     2
--------------------------------------------------------------------------------


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       37

Schedule of Investments October 31, 2008         Master Large Cap Core Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Consumer Discretionary -- 14.6%
Hotels, Restaurants & Leisure -- 1.0%
Panera Bread Co. Class A (a)(b)                        630,000   $   28,425,600
-------------------------------------------------------------------------------
Household Durables -- 0.2%
NVR, Inc. (a)                                           10,000        4,902,100
-------------------------------------------------------------------------------
Leisure Equipment & Products -- 1.0%
Hasbro, Inc.                                           970,000       28,197,900
-------------------------------------------------------------------------------
Media -- 2.5%
Omnicom Group Inc.                                     960,000       28,358,400
Walt Disney Co.                                      1,650,000       42,735,000
                                                                 --------------
                                                                     71,093,400
-------------------------------------------------------------------------------
Multiline Retail -- 3.2%
Big Lots, Inc. (a)                                   1,350,000       32,980,500
Dollar Tree, Inc. (a)                                  770,000       29,275,400
Family Dollar Stores, Inc.                           1,070,000       28,793,700
                                                                 --------------
                                                                     91,049,600
-------------------------------------------------------------------------------
Specialty Retail -- 6.7%
Advance Auto Parts, Inc.                             1,060,000       33,072,000
AutoZone, Inc. (a)                                     250,000       31,822,500
Foot Locker, Inc.                                      720,000       10,526,400
The Gap, Inc.                                        2,060,000       26,656,400
RadioShack Corp.                                     2,340,000       29,624,400
Ross Stores, Inc.                                      940,000       30,728,600
TJX Cos., Inc.                                       1,130,000       30,238,800
                                                                 --------------
                                                                    192,669,100
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        416,337,700
===============================================================================
Consumer Staples -- 6.4%
Beverages -- 0.2%
The Coca-Cola Co.                                      110,000        4,846,600
-------------------------------------------------------------------------------
Food & Staples Retailing -- 3.4%
BJ's Wholesale Club, Inc. (a)                          870,000       30,624,000
The Kroger Co.                                       1,170,000       32,128,200
SYSCO Corp.                                            570,000       14,934,000
Wal-Mart Stores, Inc.                                  360,000       20,091,600
                                                                 --------------
                                                                     97,777,800
-------------------------------------------------------------------------------
Household Products -- 1.5%
Church & Dwight Co., Inc.                              200,000       11,818,000
The Procter & Gamble Co.                               480,000       30,979,200
                                                                 --------------
                                                                     42,797,200
-------------------------------------------------------------------------------
Personal Products -- 1.3%
The Estee Lauder Cos., Inc. Class A                    340,000       12,253,600
Herbalife Ltd.                                         940,000       22,964,200
                                                                 --------------
                                                                     35,217,800
-------------------------------------------------------------------------------
Total Consumer Staples                                              180,639,400
===============================================================================
Energy -- 18.8%
Energy Equipment & Services -- 2.4%
Baker Hughes, Inc.                                     400,000       13,980,000
ENSCO International, Inc.                              740,000       28,127,400
Tidewater, Inc.                                        570,000       24,857,700
                                                                 --------------
                                                                     66,965,100
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 16.4%
Apache Corp.                                           450,000       37,048,500
Chevron Corp.                                          990,000       73,854,000
ConocoPhillips                                       1,010,000       52,540,200
Exxon Mobil Corp.                                    1,940,000      143,792,800
Hess Corp.                                             570,000       34,319,700
Marathon Oil Corp.                                   1,220,000       35,502,000
Murphy Oil Corp.                                       550,000       27,852,000
Occidental Petroleum Corp.                             780,000       43,321,200
Valero Energy Corp.                                    900,000       18,522,000
                                                                 --------------
                                                                    466,752,400
-------------------------------------------------------------------------------
Total Energy                                                        533,717,500
===============================================================================
Financials -- 4.7%
Commercial Banks -- 0.2%
Wells Fargo & Co.                                      190,000        6,469,500
-------------------------------------------------------------------------------
Consumer Finance -- 1.2%
Capital One Financial Corp.                            850,000       33,252,000
-------------------------------------------------------------------------------
Diversified Financial Services -- 0.7%
Bank of America Corp.                                  250,000        6,042,500
JPMorgan Chase & Co.                                   340,000       14,025,000
                                                                 --------------
                                                                     20,067,500
-------------------------------------------------------------------------------
Insurance -- 2.6%
The Allstate Corp.                                     930,000       24,542,700
Chubb Corp.                                             70,000        3,627,400
The Travelers Cos., Inc.                               330,000       14,041,500
UnumProvident Corp.                                  2,010,000       31,657,500
                                                                 --------------
                                                                     73,869,100
-------------------------------------------------------------------------------
Total Financials                                                    133,658,100
===============================================================================
Health Care -- 18.7%
Biotechnology -- 1.7%
Amgen, Inc. (a)                                        800,000       47,912,000
-------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 2.4%
C.R. Bard, Inc.                                        340,000       30,005,000
Edwards Lifesciences Corp. (a)                         520,000       27,476,800
Varian Medical Systems, Inc. (a)                       250,000       11,377,500
                                                                 --------------
                                                                     68,859,300
-------------------------------------------------------------------------------
Health Care Providers & Services -- 6.7%
AmerisourceBergen Corp.                                700,000       21,889,000
Cigna Corp.                                            290,000        4,727,000
Express Scripts, Inc. (a)                              550,000       33,335,500
Lincare Holdings, Inc. (a)                           1,010,000       26,613,500
McKesson Corp.                                         760,000       27,960,400
Omnicare, Inc.                                         260,000        7,168,200
Quest Diagnostics, Inc.                                690,000       32,292,000
WellPoint, Inc. (a)                                    910,000       35,371,700
                                                                 --------------
                                                                    189,357,300
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.6%
Invitrogen Corp. (a)                                   630,000       18,137,700
-------------------------------------------------------------------------------
Pharmaceuticals -- 7.3%
Eli Lilly & Co.                                      1,070,000       36,187,400
Forest Laboratories, Inc. (a)                        1,300,000       30,199,000
Johnson & Johnson                                    1,260,000       77,288,400
Pfizer, Inc.                                         3,630,000       64,287,300
                                                                 --------------
                                                                    207,962,100
-------------------------------------------------------------------------------
Total Health Care                                                   532,228,400
===============================================================================

See Notes to Financial Statements.


38       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Schedule of Investments (continued)              Master Large Cap Core Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Industrials -- 11.9%
Aerospace & Defense -- 4.9%
General Dynamics Corp.                                 590,000   $   35,588,800
L-3 Communications Holdings, Inc.                      400,000       32,468,000
Lockheed Martin Corp.                                  400,000       34,020,000
Raytheon Co.                                           710,000       36,288,100
                                                                 --------------
                                                                    138,364,900
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.1%
Waste Management, Inc.                               1,030,000       32,166,900
-------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
Cooper Industries Ltd. Class A                         760,000       23,522,000
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.1%
General Electric Co.                                 1,590,000       31,020,900
-------------------------------------------------------------------------------
Machinery -- 2.5%
AGCO Corp. (a)                                         670,000       21,118,400
Cummins, Inc.                                        1,020,000       26,367,000
Dover Corp.                                            750,000       23,827,500
                                                                 --------------
                                                                     71,312,900
-------------------------------------------------------------------------------
Road & Rail -- 1.0%
CSX Corp.                                              130,000        5,943,600
Ryder System, Inc.                                     560,000       22,187,200
                                                                 --------------
                                                                     28,130,800
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.5%
MSC Industrial Direct Co. Class A                      430,000       15,419,800
-------------------------------------------------------------------------------
Total Industrials                                                   339,938,200
===============================================================================
Information Technology -- 23.0%
Communications Equipment -- 0.2%
Cisco Systems, Inc. (a)                                260,000        4,620,200
-------------------------------------------------------------------------------
Computers & Peripherals --5.9%
Hewlett-Packard Co.                                  1,540,000       58,951,200
International Business Machines Corp.                  110,000       10,226,700
Lexmark International, Inc. Class A (a)                860,000       22,213,800
NetApp, Inc. (a)                                     1,170,000       15,830,100
QLogic Corp. (a)                                     1,820,000       21,876,400
Seagate Technology                                   2,330,000       15,774,100
Western Digital Corp. (a)                            1,480,000       24,420,000
                                                                 --------------
                                                                    169,292,300
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.9%
Agilent Technologies, Inc. (a)                       1,170,000       25,962,300
-------------------------------------------------------------------------------
IT Services -- 3.1%
Accenture Ltd. Class A                               1,090,000       36,024,500
Affiliated Computer Services, Inc. Class A (a)         150,000        6,150,000
Computer Sciences Corp. (a)                            792,900       23,913,864
Global Payments, Inc.                                  270,000       10,937,700
Hewitt Associates, Inc. Class A (a)                    360,000       10,040,400
                                                                 --------------
                                                                     87,066,464
-------------------------------------------------------------------------------
Office Electronics -- 0.9%
Xerox Corp.                                          3,150,000       25,263,000
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 6.1%
Altera Corp.                                         1,710,000       29,668,500
Analog Devices, Inc.                                 1,320,000       28,195,200
Broadcom Corp. Class A (a)                           1,690,000       28,865,200
Integrated Device Technology, Inc. (a)               1,340,000        8,522,400
Intersil Corp. Class A                                 330,000        4,517,700
LSI Corp. (a)                                        4,360,000       16,786,000
Novellus Systems, Inc. (a)                           1,760,000       27,808,000
Xilinx, Inc.                                         1,590,000       29,287,800
                                                                 --------------
                                                                    173,650,800
-------------------------------------------------------------------------------
Software -- 5.9%
Adobe Systems, Inc. (a)                                750,000       19,980,000
BMC Software, Inc. (a)                               1,110,000       28,660,200
CA, Inc.                                             1,820,000       32,396,000
Compuware Corp. (a)                                  1,620,000       10,335,600
Microsoft Corp.                                      1,240,000       27,689,200
Symantec Corp. (a)                                   2,540,000       31,953,200
Synopsys, Inc. (a)                                     930,000       17,000,400
                                                                 --------------
                                                                    168,014,600
-------------------------------------------------------------------------------
Total Information Technology                                        653,869,664
===============================================================================
Materials -- 1.3%
Containers & Packaging -- 0.8%
Crown Holdings, Inc. (a)                             1,130,000       22,803,400
-------------------------------------------------------------------------------
Metals & Mining -- 0.5%
Reliance Steel & Aluminum Co.                          520,000       13,020,800
-------------------------------------------------------------------------------
Total Materials                                                      35,824,200
===============================================================================
Telecommunication Services -- 0.7%
Diversified Telecommunication Services -- 0.7%
AT&T Inc.                                              780,000       20,880,600
-------------------------------------------------------------------------------
Total Telecommunication Services                                     20,880,600
===============================================================================
Total Long-Term Investments
(Cost -- $3,421,449,360) -- 100.1%                                2,847,093,764
===============================================================================

===============================================================================
                                                    Beneficial
                                                      Interest
Short-Term Securities                                    (000)
===============================================================================
BlackRock Liquidity Series, LLC
  Money Market Series, 1.57% (c)(d)(e)                 $11,588       11,588,400
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $11,588,400) -- 0.4%                                        11,588,400
===============================================================================
Total Investments (Cost -- $3,433,037,760*) -- 100.5%             2,858,682,164

Liabilities in Excess of Other Assets -- (0.5)%                     (15,167,389)
                                                                 --------------
Net Assets -- 100.0%                                             $2,843,514,775
                                                                 ==============

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       39

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 3,497,291,826
                                                                ===============
      Gross unrealized appreciation ........................    $   163,213,998
      Gross unrealized depreciation ........................       (801,823,660)
                                                                ---------------
      Net unrealized depreciation ..........................    $  (638,609,662)
                                                                ===============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Represents the current yield as of the report date.
(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                                        --   $   11,231
      BlackRock Liquidity Series, LLC
        Money Market Series                           $(870,851,900)  $2,505,518
      --------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. These sector and industry classifications are unaudited.

See Notes to Financial Statements.


40       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Schedule of Investments October 31, 2008       Master Large Cap Growth Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Consumer Discretionary -- 13.9%
Hotels, Restaurants & Leisure -- 1.1%
Panera Bread Co. Class A (a)(b)                        159,000   $    7,174,080
-------------------------------------------------------------------------------
Household Durables -- 0.6%
NVR, Inc. (a)                                            9,000        4,411,890
-------------------------------------------------------------------------------
Leisure Equipment & Products -- 1.0%
Hasbro, Inc.                                           223,000        6,482,610
-------------------------------------------------------------------------------
Media -- 1.9%
Omnicom Group Inc.                                     234,000        6,912,360
Walt Disney Co.                                        233,000        6,034,700
                                                                 --------------
                                                                     12,947,060
-------------------------------------------------------------------------------
Multiline Retail -- 3.3%
Big Lots, Inc. (a)                                     324,000        7,915,320
Dollar Tree, Inc. (a)                                  191,000        7,261,820
Family Dollar Stores, Inc.                             245,000        6,592,950
                                                                 --------------
                                                                     21,770,090
-------------------------------------------------------------------------------
Specialty Retail -- 5.8%
Advance Auto Parts, Inc.                               263,000        8,205,600
AnnTaylor Stores Corp. (a)                             552,000        6,938,640
AutoZone, Inc. (a)                                      64,000        8,146,560
Ross Stores, Inc.                                      230,000        7,518,700
TJX Cos., Inc.                                         302,000        8,081,520
                                                                 --------------
                                                                     38,891,020
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.2%
Polo Ralph Lauren Corp.                                 24,000        1,132,080
-------------------------------------------------------------------------------
Total Consumer Discretionary                                         92,808,830
===============================================================================
Consumer Staples -- 7.8%
Food & Staples Retailing -- 4.6%
The Kroger Co.                                         268,000        7,359,280
SYSCO Corp.                                            345,000        9,039,000
Wal-Mart Stores, Inc.                                  260,000       14,510,600
                                                                 --------------
                                                                     30,908,880
-------------------------------------------------------------------------------
Household Products -- 1.1%
Church & Dwight Co., Inc.                              118,000        6,972,620
-------------------------------------------------------------------------------
Personal Products -- 2.1%
The Estee Lauder Cos., Inc. Class A                    195,000        7,027,800
Herbalife Ltd.                                         295,000        7,206,850
                                                                 --------------
                                                                     14,234,650
-------------------------------------------------------------------------------
Total Consumer Staples                                               52,116,150
===============================================================================
Energy -- 9.5%
Energy Equipment & Services -- 3.6%
Baker Hughes, Inc.                                     238,000        8,318,100
Dresser-Rand Group, Inc. (a)                            81,000        1,814,400
ENSCO International, Inc.                              190,000        7,221,900
Tidewater, Inc.                                        154,000        6,715,940
                                                                 --------------
                                                                     24,070,340
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 5.9%
Exxon Mobil Corp.                                      221,000       16,380,520
Hess Corp.                                             154,000        9,272,340
Occidental Petroleum Corp.                             239,000       13,274,060
                                                                 --------------
                                                                     38,926,920
-------------------------------------------------------------------------------
Total Energy                                                         62,997,260
===============================================================================
Financials -- 0.9%
Insurance -- 0.9%
PartnerRe Ltd.                                          91,000        6,159,790
-------------------------------------------------------------------------------
Total Financials                                                      6,159,790
===============================================================================
Health Care -- 18.9%
Biotechnology -- 0.5%
Cephalon, Inc. (a)                                      49,000        3,514,280
-------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 2.4%
C.R. Bard, Inc.                                         18,000        1,588,500
Edwards Lifesciences Corp. (a)                         126,000        6,657,840
Varian Medical Systems, Inc. (a)                       169,000        7,691,190
                                                                 --------------
                                                                     15,937,530
-------------------------------------------------------------------------------
Health Care Providers & Services -- 9.9%
AmerisourceBergen Corp.                                196,000        6,128,920
Cigna Corp.                                            428,000        6,976,400
Community Health Systems, Inc. (a)                     128,000        2,624,000
Express Scripts, Inc. (a)                              154,000        9,333,940
Lincare Holdings, Inc. (a)(b)                          261,000        6,877,350
McKesson Corp.                                         178,000        6,548,620
Omnicare, Inc.                                         240,000        6,616,800
Quest Diagnostics, Inc.                                162,000        7,581,600
Universal Health Services, Inc. Class B                136,000        5,717,440
WellPoint, Inc. (a)                                    184,000        7,152,080
                                                                 --------------
                                                                     65,557,150
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.9%
Invitrogen Corp. (a)                                   212,000        6,103,480
-------------------------------------------------------------------------------
Pharmaceuticals -- 5.2%
Eli Lilly & Co.                                        191,000        6,459,620
Endo Pharmaceuticals Holdings, Inc. (a)                150,000        2,775,000
Forest Laboratories, Inc. (a)                          284,000        6,597,320
Johnson & Johnson                                      135,000        8,280,900
Pfizer, Inc.                                           177,600        3,145,296
Watson Pharmaceuticals, Inc. (a)                       285,000        7,458,450
                                                                 --------------
                                                                     34,716,586
-------------------------------------------------------------------------------
Total Health Care                                                   125,829,026
===============================================================================
Industrials -- 14.3%
Aerospace & Defense -- 4.8%
General Dynamics Corp.                                 105,000        6,333,600
L-3 Communications Holdings, Inc.                       98,000        7,954,660
Lockheed Martin Corp.                                  115,000        9,780,750
Raytheon Co.                                           156,000        7,973,160
                                                                 --------------
                                                                     32,042,170
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.1%
Waste Management, Inc.                                 240,000        7,495,200
-------------------------------------------------------------------------------
Electrical Equipment -- 2.2%
Cooper Industries Ltd. Class A                         247,000        7,644,650
Hubbell, Inc. Class B                                  189,000        6,779,430
                                                                 --------------
                                                                     14,424,080
-------------------------------------------------------------------------------

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       41

Schedule of Investments (concluded)            Master Large Cap Growth Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Industrials (concluded)
Machinery -- 2.7%
Cummins, Inc.                                          251,000   $    6,488,350
Dover Corp.                                            252,000        8,006,040
Lincoln Electric Holdings, Inc.                         40,000        1,726,000
Timken Co.                                              93,000        1,476,840
                                                                 --------------
                                                                     17,697,230
-------------------------------------------------------------------------------
Professional Services -- 0.2%
Manpower, Inc.                                          42,000        1,307,460
-------------------------------------------------------------------------------
Road & Rail -- 2.3%
CSX Corp.                                              196,000        8,961,120
Ryder System, Inc.                                     166,000        6,576,920
                                                                 --------------
                                                                     15,538,040
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 1.0%
MSC Industrial Direct Co. Class A                      192,000        6,885,120
-------------------------------------------------------------------------------
Total Industrials                                                    95,389,300
===============================================================================
Information Technology -- 33.5%
Communications Equipment -- 0.3%
Cisco Systems, Inc. (a)                                125,000        2,221,250
-------------------------------------------------------------------------------
Computers & Peripherals -- 7.8%
Hewlett-Packard Co.                                    532,000       20,364,960
International Business Machines Corp.                   49,000        4,555,530
Lexmark International, Inc. Class A (a)                241,000        6,225,030
NetApp, Inc. (a)                                       535,000        7,238,550
QLogic Corp. (a)                                       488,000        5,865,760
Seagate Technology                                     525,000        3,554,250
Western Digital Corp. (a)                              254,000        4,191,000
                                                                 --------------
                                                                     51,995,080
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 2.2%
Agilent Technologies, Inc. (a)                         359,000        7,966,210
Jabil Circuit, Inc.                                    116,000          975,560
Tech Data Corp. (a)                                    269,000        5,770,050
                                                                 --------------
                                                                     14,711,820
-------------------------------------------------------------------------------
IT Services -- 4.4%
Accenture Ltd. Class A                                 301,000        9,948,050
Affiliated Computer Services, Inc. Class A (a)         171,000        7,011,000
Global Payments, Inc.                                  166,000        6,724,660
Unisys Corp. (a)                                     3,587,000        5,452,240
                                                                 --------------
                                                                     29,135,950
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 10.7%
Altera Corp.                                           409,000        7,096,150
Analog Devices, Inc.                                   330,000        7,048,800
Broadcom Corp. Class A (a)                             443,000        7,566,440
Integrated Device Technology, Inc. (a)               1,112,000        7,072,320
Intel Corp.                                          1,093,000       17,488,000
LSI Corp. (a)                                        1,799,000        6,926,150
National Semiconductor Corp.                           199,000        2,620,830
Novellus Systems, Inc. (a)                              81,000        1,279,800
Silicon Laboratories, Inc. (a)                         265,000        6,879,400
Xilinx, Inc.                                           390,000        7,183,800
                                                                 --------------
                                                                     71,161,690
-------------------------------------------------------------------------------
Software -- 8.1%
Adobe Systems, Inc. (a)                                326,000        8,684,640
BMC Software, Inc. (a)                                 275,000        7,100,500
CA, Inc.                                               404,000        7,191,200
Compuware Corp. (a)                                  1,061,000        6,769,180
Microsoft Corp.                                        533,000       11,901,890
Symantec Corp. (a)                                     445,000        5,598,100
Synopsys, Inc. (a)                                     347,000        6,343,160
                                                                 --------------
                                                                     53,588,670
-------------------------------------------------------------------------------
Total Information Technology                                        222,814,460
===============================================================================
Materials -- 1.5%
Chemicals -- 0.5%
FMC Corp.                                               78,000        3,396,120
-------------------------------------------------------------------------------
Containers & Packaging -- 1.0%
Crown Holdings, Inc. (a)                               328,000        6,619,040
-------------------------------------------------------------------------------
Total Materials                                                      10,015,160
===============================================================================
Total Long-Term Investments
(Cost -- $809,115,328) -- 100.3%                                    668,129,976
===============================================================================

===============================================================================
                                                   Beneficial
                                                     Interest
Short-Term Securities                                   (000)
===============================================================================
BlackRock Liquidity Series, LLC
  Money Market Series, 1.57% (c)(d)(e)                  $4,794        4,794,000
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $4,794,000) -- 0.7%                                          4,794,000
===============================================================================
Total Investments (Cost -- $813,909,328*) -- 101.0%                 672,923,976

Liabilities in Excess of Other Assets -- (1.0)%                      (6,961,274)
                                                                 --------------
Net Assets -- 100.0%                                             $  665,962,702
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 832,153,063
                                                                  =============
      Gross unrealized appreciation ..........................    $  14,897,338
      Gross unrealized depreciation ..........................     (174,126,425)
                                                                  -------------
      Net unrealized depreciation ............................    $(159,229,087)
                                                                  =============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                               $  (1,956,307)  $ 32,332
      BlackRock Liquidity Series, LLC
        Money Market Series                             $(191,113,400)  $532,649
      --------------------------------------------------------------------------

(d)   Represents the current yield as of report date.
(e)   Security was purchased with the cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. These sector and industry classifications are unaudited.

See Notes to Financial Statements.


42       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Schedule of Investments October 31, 2008        Master Large Cap Value Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Consumer Discretionary -- 10.2%
Auto Components -- 0.1%
TRW Automotive Holdings Corp. (a)                      670,000   $    4,234,400
-------------------------------------------------------------------------------
Household Durables -- 2.1%
Jarden Corp. (a)(b)                                  1,390,000       24,742,000
NVR, Inc. (a)                                           60,000       29,412,600
Toll Brothers, Inc. (a)                                370,000        8,554,400
                                                                 --------------
                                                                     62,709,000
-------------------------------------------------------------------------------
Leisure Equipment & Products -- 1.0%
Hasbro, Inc.                                         1,040,000       30,232,800
-------------------------------------------------------------------------------
Media -- 1.9%
Walt Disney Co.                                      2,210,000       57,239,000
-------------------------------------------------------------------------------
Multiline Retail -- 1.0%
Family Dollar Stores, Inc.                           1,160,000       31,215,600
-------------------------------------------------------------------------------
Specialty Retail -- 3.3%
AnnTaylor Stores Corp. (a)                             480,000        6,033,600
Foot Locker, Inc.                                    2,280,000       33,333,600
The Gap, Inc. (b)                                    2,310,000       29,891,400
RadioShack Corp.                                     2,570,000       32,536,200
                                                                 --------------
                                                                    101,794,800
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.8%
Jones Apparel Group, Inc.                            2,210,000       24,553,100
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        311,978,700
===============================================================================
Consumer Staples -- 3.2%
Food & Staples Retailing -- 2.2%
BJ's Wholesale Club, Inc. (a)(b)                       940,000       33,088,000
The Kroger Co.                                       1,290,000       35,423,400
                                                                 --------------
                                                                     68,511,400
-------------------------------------------------------------------------------
Food Products -- 0.3%
H.J. Heinz Co.                                         190,000        8,325,800
-------------------------------------------------------------------------------
Household Products -- 0.7%
The Procter & Gamble Co.                               310,000       20,007,400
-------------------------------------------------------------------------------
Total Consumer Staples                                               96,844,600
===============================================================================
Energy -- 21.4%
Energy Equipment & Services -- 2.1%
ENSCO International, Inc.                              800,000       30,408,000
Tidewater, Inc.                                        740,000       32,271,400
                                                                 --------------
                                                                     62,679,400
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 19.3%
Apache Corp.                                           620,000       51,044,600
Chevron Corp.                                        1,750,000      130,550,000
ConocoPhillips                                       1,580,000       82,191,600
Exxon Mobil Corp.                                    3,140,000      232,736,800
Hess Corp.                                             350,000       21,073,500
Marathon Oil Corp.                                   1,600,000       46,560,000
Occidental Petroleum Corp.                             510,000       28,325,400
                                                                 --------------
                                                                    592,481,900
-------------------------------------------------------------------------------
Total Energy                                                        655,161,300
===============================================================================
Financials -- 15.7%
Commercial Banks -- 0.4%
Wells Fargo & Co.                                      300,000       10,215,000
-------------------------------------------------------------------------------
Consumer Finance -- 1.3%
Capital One Financial Corp.                          1,040,000       40,684,800
-------------------------------------------------------------------------------
Diversified Financial Services -- 1.2%
Bank of America Corp.                                  440,000       10,634,800
JPMorgan Chase & Co.                                   640,000       26,400,000
                                                                 --------------
                                                                     37,034,800
-------------------------------------------------------------------------------
Insurance -- 12.8%
The Allstate Corp.                                   1,350,000       35,626,500
American Financial Group, Inc.                         860,000       19,547,800
CNA Financial Corp.                                    610,000        9,491,600
Chubb Corp.                                            810,000       41,974,200
Everest Re Group Ltd.                                  170,000       12,699,000
HCC Insurance Holdings, Inc.                         1,110,000       24,486,600
The Hanover Insurance Group, Inc.                      220,000        8,635,000
Marsh & McLennan Cos., Inc.                          1,370,000       40,168,400
PartnerRe Ltd.                                         500,000       33,845,000
Prudential Financial, Inc.                           1,130,000       33,900,000
RenaissanceRe Holdings Ltd.                            700,000       32,130,000
Transatlantic Holdings, Inc.                            90,000        3,856,500
The Travelers Cos., Inc.                             1,060,000       45,103,000
UnumProvident Corp.                                  2,280,000       35,910,000
W.R. Berkley Corp.                                     560,000       14,711,200
                                                                 --------------
                                                                    392,084,800
-------------------------------------------------------------------------------
Total Financials                                                    480,019,400
===============================================================================
Health Care -- 20.3%
Biotechnology -- 2.4%
Amgen, Inc. (a)                                      1,220,000       73,065,800
-------------------------------------------------------------------------------
Health Care Providers & Services -- 8.0%
AmerisourceBergen Corp.                                970,000       30,331,900
LifePoint Hospitals, Inc. (a)                        1,180,000       28,284,600
Lincare Holdings, Inc. (a)                             940,000       24,769,000
McKesson Corp.                                         720,000       26,488,800
Omnicare, Inc.                                       1,240,000       34,186,800
Quest Diagnostics, Inc.                                720,000       33,696,000
Universal Health Services, Inc. Class B                720,000       30,268,800
WellPoint, Inc. (a)                                  1,000,000       38,870,000
                                                                 --------------
                                                                    246,895,900
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.9%
Invitrogen Corp. (a)                                   940,000       27,062,600
-------------------------------------------------------------------------------
Pharmaceuticals -- 9.0%
Eli Lilly & Co.                                      1,220,000       41,260,400
Forest Laboratories, Inc. (a)                        1,500,000       34,845,000
Johnson & Johnson                                      790,000       48,458,600
King Pharmaceuticals, Inc. (a)                       2,360,000       20,744,400
Pfizer, Inc.                                         5,960,000      105,551,600
Watson Pharmaceuticals, Inc. (a)                       950,000       24,861,500
                                                                 --------------
                                                                    275,721,500
-------------------------------------------------------------------------------
Total Health Care                                                   622,745,800
===============================================================================
Industrials -- 13.0%
Aerospace & Defense -- 5.0%
General Dynamics Corp.                                 760,000       45,843,200
L-3 Communications Holdings, Inc.                      410,000       33,279,700
Northrop Grumman Corp.                                 700,000       32,823,000
Raytheon Co.                                           800,000       40,888,000
                                                                 --------------
                                                                    152,833,900
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.8%
R.R. Donnelley & Sons Co.                            1,210,000       20,049,700
Waste Management, Inc.                               1,150,000       35,914,500
                                                                 --------------
                                                                     55,964,200
-------------------------------------------------------------------------------

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       43

Schedule of Investments (concluded)             Master Large Cap Value Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Industrials (concluded)
Electrical Equipment -- 0.5%
Cooper Industries Ltd. Class A                         350,000   $   10,832,500
Hubbell, Inc. Class B                                  110,000        3,945,700
                                                                 --------------
                                                                     14,778,200
-------------------------------------------------------------------------------
Industrial Conglomerates -- 2.2%
General Electric Co.                                 3,430,000       66,919,300
-------------------------------------------------------------------------------
Machinery -- 2.4%
AGCO Corp. (a)                                         310,000        9,771,200
Dover Corp.                                            970,000       30,816,900
Flowserve Corp.                                        150,000        8,538,000
Gardner Denver, Inc. (a)                               670,000       17,165,400
Pentair, Inc.                                          210,000        5,804,400
Timken Co.                                              20,000          317,600
                                                                 --------------
                                                                     72,413,500
-------------------------------------------------------------------------------
Professional Services -- 0.1%
Manpower, Inc.                                         140,000        4,358,200
-------------------------------------------------------------------------------
Road & Rail -- 1.0%
Ryder System, Inc.                                     780,000       30,903,600
-------------------------------------------------------------------------------
Total Industrials                                                   398,170,900
===============================================================================
Information Technology -- 12.8%
Computers & Peripherals -- 3.8%
Hewlett-Packard Co.                                    720,000       27,561,600
Lexmark International, Inc. Class A (a)                760,000       19,630,800
QLogic Corp. (a)                                     2,600,000       31,252,000
Seagate Technology                                   2,480,000       16,789,600
Western Digital Corp. (a)                            1,240,000       20,460,000
                                                                 --------------
                                                                    115,694,000
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.7%
Ingram Micro, Inc. Class A (a)                         340,000        4,532,200
Tech Data Corp. (a)                                    780,000       16,731,000
                                                                 --------------
                                                                     21,263,200
-------------------------------------------------------------------------------
IT Services -- 1.5%
Affiliated Computer Services, Inc. Class A (a)         290,000       11,890,000
Computer Sciences Corp. (a)                          1,120,000       33,779,200
                                                                 --------------
                                                                     45,669,200
-------------------------------------------------------------------------------
Office Electronics -- 1.1%
Xerox Corp.                                          4,090,000       32,801,800
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.3%
Integrated Device Technology, Inc. (a)               1,710,000       10,875,600
LSI Corp. (a)                                        7,590,000       29,221,500
                                                                 --------------
                                                                     40,097,100
-------------------------------------------------------------------------------
Software -- 4.4%
BMC Software, Inc. (a)                               1,050,000       27,111,000
CA, Inc.                                             2,030,000       36,134,000
Compuware Corp. (a)                                  3,490,000       22,266,200
Symantec Corp. (a)                                   2,550,000       32,079,000
Synopsys, Inc. (a)                                   1,050,000       19,194,000
                                                                 --------------
                                                                    136,784,200
-------------------------------------------------------------------------------
Total Information Technology                                        392,309,500
===============================================================================
Materials -- 2.2%
Chemicals -- 1.3%
Eastman Chemical Co.                                   390,000       15,752,100
FMC Corp.                                              550,000       23,947,000
                                                                 --------------
                                                                     39,699,100
-------------------------------------------------------------------------------
Metals & Mining -- 0.9%
Reliance Steel & Aluminum Co.                        1,170,000       29,296,800
-------------------------------------------------------------------------------
Total Materials                                                      68,995,900
===============================================================================
Telecommunication Services -- 1.4%
Diversified Telecommunication Services -- 1.4%
AT&T Inc.                                            1,660,000       44,438,200
-------------------------------------------------------------------------------
Total Telecommunication Services                                     44,438,200
===============================================================================
Total Long-Term Investments
(Cost -- $3,720,905,854) -- 100.2%                                3,070,664,300
===============================================================================

===============================================================================
                                                    Beneficial
                                                      Interest
Short-Term Securities                                    (000)
===============================================================================
BlackRock Liquidity Series, LLC
  Cash Sweep Series, 4.60% (c)(d)                      $ 3,952        3,951,863
BlackRock Liquidity Series, LLC
  Money Market Series, 1.57% (c)(d)(e)                  32,481       32,480,900
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $36,432,763) -- 1.2%                                        36,432,763
===============================================================================
Total Investments
(Cost -- $3,757,338,617*) -- 101.4%                               3,107,097,063

Liabilities in Excess of Other Assets -- (1.4)%                     (43,981,436)
                                                                 --------------
Net Assets -- 100.0%                                             $3,063,115,627
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 3,850,065,828
                                                                ===============
      Gross unrealized appreciation ........................    $   150,978,368
      Gross unrealized depreciation ........................       (893,947,133)
                                                                ---------------
      Net unrealized depreciation ..........................    $  (742,968,765)
                                                                ===============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c)   Represents the current yield as of report date.
(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                             $   3,941,248   $  125,056
      BlackRock Liquidity Series, LLC
        Money Market Series                           $(538,611,350)  $1,943,004
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. These sector and industry classifications are unaudited.

See Notes to Financial Statements.


44       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Statements of Assets and Liabilities                 Master Large Cap Series LLC

                                                                              Master Large       Master Large         Master Large
                                                                                Cap Core          Cap Growth            Cap Value
October 31, 2008                                                                Portfolio          Portfolio            Portfolio
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated 1,2 ...............................    $ 2,847,093,764     $   668,129,976     $ 3,070,664,300
Investments at value -- affiliated 3 ...................................         11,588,400           4,794,000          36,432,763
Investments sold receivable ............................................         45,760,045          24,991,595          45,306,613
Investments sold receivable -- affiliated ..............................                 --             272,500           3,137,500
Dividends receivable ...................................................          2,433,100             352,370           2,670,700
Securities lending income receivable -- affiliated .....................            223,735              43,876             247,224
Interest receivable ....................................................              1,883                 900                  --
Prepaid expenses .......................................................             99,276              21,965              95,510
Other assets ...........................................................              2,011                 181              99,035
                                                                            -------------------------------------------------------
Total assets ...........................................................      2,907,202,214         698,607,363       3,158,653,645
                                                                            -------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral at value -- securities loaned ...............................         11,588,400           4,794,000          32,480,900
Bank overdraft .........................................................          6,233,552           1,604,700                  --
Investments purchased payable ..........................................         34,529,698          23,456,373          52,135,328
Withdrawals payable from investor ......................................          6,504,044           2,356,817           9,313,348
Investments purchased payable -- affiliates ............................          3,410,000                  --              69,085
Investment advisory fees payable .......................................          1,137,920             283,690           1,291,546
Other affiliates payable ...............................................             23,952               5,552              26,340
Officer's and Directors' fees payable ..................................                471                 111                 520
Other accrued expenses payable .........................................            259,402             143,418             220,951
                                                                            -------------------------------------------------------
Total liabilities ......................................................         63,687,439          32,644,661          95,538,018
                                                                            -------------------------------------------------------
Net Assets .............................................................    $ 2,843,514,775     $   665,962,702     $ 3,063,115,627
                                                                            =======================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Investors' capital .....................................................    $ 3,417,870,371     $   806,948,054     $ 3,713,357,181
Net unrealized appreciation/depreciation ...............................       (574,355,596)       (140,985,352)       (650,241,554)
                                                                            -------------------------------------------------------
Net Assets .............................................................    $ 2,843,514,775     $   665,962,702     $ 3,063,115,627
                                                                            =======================================================
        1 Cost -- unaffiliated .........................................    $ 3,421,449,360     $   809,115,328     $ 3,720,905,854
                                                                            =======================================================
        2 Securities loaned at value ...................................    $    12,019,968     $     4,811,950     $    32,763,582
                                                                            =======================================================
        3 Cost -- affiliated ...........................................    $    11,588,400     $     4,794,000     $    36,432,763
                                                                            =======================================================

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       45

Statements of Operations                             Master Large Cap Series LLC

                                                                              Master Large       Master Large         Master Large
                                                                                Cap Core          Cap Growth            Cap Value
Year Ended October 31, 2008                                                     Portfolio          Portfolio            Portfolio
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends ..............................................................    $    60,423,512     $    10,476,436     $    77,751,307
Securities lending -- affiliated .......................................          2,505,518             532,649           1,943,004
Income -- affiliated ...................................................             47,261              37,127             179,408
                                                                            -------------------------------------------------------
Total income ...........................................................         62,976,291          11,046,212          79,873,719
                                                                            -------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ....................................................         20,282,735           4,995,410          22,131,879
Accounting services ....................................................            704,837             342,759             703,315
Custodian ..............................................................            615,937             143,303             541,106
Professional ...........................................................             92,678              56,961              87,896
Officer and Directors ..................................................             69,965              28,916              71,242
Printing ...............................................................              6,931               1,744               7,378
Miscellaneous ..........................................................             84,660              22,075              80,669
                                                                            -------------------------------------------------------
Total expenses .........................................................         21,857,743           5,591,168          23,623,485
                                                                            -------------------------------------------------------
Net investment income ..................................................         41,118,548           5,455,044          56,250,234
                                                                            -------------------------------------------------------
===================================================================================================================================
Realized and Unrealized Loss
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments .....................................       (521,502,159)       (114,597,872)       (586,455,313)
Net change in unrealized appreciation/depreciation on investments ......     (1,536,726,590)       (333,142,941)     (1,366,434,994)
                                                                            -------------------------------------------------------
Total realized and unrealized loss .....................................     (2,058,228,749)       (447,740,813)     (1,952,890,307)
                                                                            -------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations ...................    $(2,017,110,201)    $  (442,285,769)    $(1,896,640,073)
                                                                            =======================================================

See Notes to Financial Statements.


46       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Statements of Changes in Net Assets                  Master Large Cap Series LLC

                                                             (As Restated for 2007. See Note 6)
                                                               Master Large Cap Core Portfolio    Master Large Cap Growth Portfolio
                                                              ---------------------------------   ---------------------------------
                                                                          Year Ended                          Year Ended
                                                                          October 31,                         October 31,
                                                              ---------------------------------   ---------------------------------
Increase (Decrease) in Net Assets:                                  2008              2007              2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................  $    41,118,548   $    27,760,104   $     5,455,044   $     2,458,062
Net realized gain (loss) ...................................     (521,502,159)      527,140,752      (114,597,872)       69,759,009
Net change in unrealized appreciation/depreciation .........   (1,536,726,590)       22,249,344      (333,142,941)       89,197,066
                                                              ---------------------------------   ---------------------------------
Net increase (decrease) in net assets resulting from
  operations ...............................................   (2,017,110,201)      577,150,200      (442,285,769)      161,414,137
                                                              ---------------------------------   ---------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................      986,366,566     1,415,268,883       469,632,427       596,750,862
Fair value of withdrawals ..................................   (1,775,472,579)     (219,326,884)     (595,379,184)     (309,546,572)
                                                              ---------------------------------   ---------------------------------
Net increase (decrease) in net assets derived
  from capital transactions ................................     (789,106,013)    1,195,941,999      (125,746,757)      287,204,290
                                                              ---------------------------------   ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................   (2,806,216,214)    1,773,092,199      (568,032,526)      448,618,427
Beginning of year ..........................................    5,649,730,989     3,876,638,790     1,233,995,228       785,376,801
                                                              ---------------------------------   ---------------------------------
End of year ................................................  $ 2,843,514,775   $ 5,649,730,989   $   665,962,702   $ 1,233,995,228
                                                              =================================   =================================

Statements of Changes in Net Assets                  Master Large Cap Series LLC

                                                                                                 Master Large Cap Value Portfolio
                                                                                                -----------------------------------
                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $    56,250,234     $    45,367,286
Net realized gain (loss) ...................................................................       (586,455,313)        338,339,351
Net change in unrealized appreciation/depreciation .........................................     (1,366,434,994)        147,211,110
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................     (1,896,640,073)        530,917,747
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................................................      1,889,127,025       2,162,748,781
Fair value of withdrawals ..................................................................     (2,321,525,876)     (1,229,437,681)
                                                                                                -----------------------------------
Net increase (decrease) in net assets derived from capital transactions ....................       (432,398,851)        933,311,100
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................     (2,329,038,924)      1,464,228,847
Beginning of year ..........................................................................      5,392,154,551       3,927,925,704
                                                                                                -----------------------------------
End of year ................................................................................    $ 3,063,115,627     $ 5,392,154,551
                                                                                                ===================================

See Notes to Financial Statements.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       47

Financial Highlights                                 Master Large Cap Series LLC

                                                                    Master Large Cap Core Portfolio
                                        --------------------------------------------------------------------------------------
                                                                          Year Ended October 31,
                                        --------------------------------------------------------------------------------------
                                              2008              2007              2006              2005              2004
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
Total investment return ............           (38.84)%            13.94%            17.32%            18.35%             9.61%
                                        ======================================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total expenses .....................             0.50%              0.49%             0.49%             0.51%             0.52%
                                        ======================================================================================
Net investment income ..............             0.93%              0.63%             0.58%             0.72%             0.57%
                                        ======================================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000) .......................    $   2,843,515      $   5,649,731     $   3,876,639     $   2,666,699     $   1,831,300
                                        ======================================================================================
Portfolio turnover .................              109%                96%               88%               94%              136%
                                        ======================================================================================

                                                                  Master Large Cap Growth Portfolio
                                        --------------------------------------------------------------------------------------
                                                                        Year Ended October 31,
                                        --------------------------------------------------------------------------------------
                                            2008               2007              2006               2005              2004
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
Total investment return ............           (37.96)%            17.47%            14.05%            12.47%             5.42%
                                        ======================================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total expenses .....................             0.56%              0.56%             0.56%             0.57%             0.59%
                                        ======================================================================================
Net investment income ..............             0.54%              0.25%             0.26%             0.33%             0.09%
                                        ======================================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000) .......................    $     665,963      $   1,233,995     $     785,377     $     489,398     $     344,400
                                        ======================================================================================
Portfolio turnover .................              144%                87%              117%              132%              165%
                                        ======================================================================================

Financial Highlights                                 Master Large Cap Series LLC

                                                                              Master Large Cap Value Portfolio
                                                       ----------------------------------------------------------------------------
                                                                                   Year Ended October 31,
                                                       ----------------------------------------------------------------------------
                                                           2008             2007            2006            2005            2004
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return ...........................         (36.54)%          12.72%          18.48%          21.93%          14.57%
                                                       ============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ....................................           0.51%            0.51%           0.53%           0.55%           0.56%
                                                       ============================================================================
Net investment income .............................           1.22%            0.95%           0.73%           0.80%           0.93%
                                                       ============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .....................    $ 3,063,116      $ 5,392,155     $ 3,927,926     $ 1,535,988     $   810,489
                                                       ============================================================================
Portfolio turnover ................................            108%              72%             71%             95%            128%
                                                       ============================================================================

See Notes to Financial Statements.


48       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements                        Master Large Cap Series LLC

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually, a "Portfolio") constitute the Master Large Cap Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolios' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the
Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series and BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment trans-actions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. A Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. A Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio could experience delays and costs in gaining access to the collateral. A Portfolio also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities, either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended October 31, 2008, the Funds received only cash collateral for any securities loaned.

Income Taxes: Each Portfolio is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in a Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provisions are required.

It is intended that each Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       49

Notes to Financial Statements (continued)            Master Large Cap Series LLC

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios' financial statement disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios' financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The Master Large Cap Core Portfolio and the Master Large Cap Growth Portfolio each recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to one of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co. Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services the Master Large Cap Core Portfolio pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $1 billion, 0.45% of average daily net assets in excess of $1 billion but not exceeding $5 billion and 0.40% of average daily net assets in excess of $5 billion; the Master Large Cap Growth Portfolio pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $5 billion and 0.45% of average daily net assets in excess of $5 billion; and the Master Large Cap Value Portfolio pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $3 billion and 0.45% of average daily net assets in excess of $3 billion.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, with respect to each Portfolio under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by a Portfolio to the Advisor.

For the year ended October 31, 2008, each Portfolio reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                      Accounting
                                                                       Services
--------------------------------------------------------------------------------
Master Large Cap Core Portfolio ....................................    $79,621
Master Large Cap Growth Portfolio ..................................    $18,111
Master Large Cap Value Portfolio ...................................    $83,040
--------------------------------------------------------------------------------

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of October 31, 2008, Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio, and Master Large Cap Value Portfolio lent securities with values of $4,015,680, $2,256,000, and $0, respectively, to MLPF&S or its affiliates. Pursuant to that order, each Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of a Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended October 31, 2008, BIM received $608,113, $130,236, and $431,465 in securities lending agent fees for Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio, and Master Large Cap Value Portfolio, respectively.


50       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Notes to Financial Statements (concluded)            Master Large Cap Series LLC

The Portfolios may earn income on positive cash balances in demand deposit accounts. For the year ended October 31, 2008, the Portfolios earned the following amounts, which are included in income -- affiliated in the Statements of Operations:

--------------------------------------------------------------------------------
Master Large Cap Core Portfolio .....................................    $36,030
Master Large Cap Growth Portfolio ...................................    $ 4,795
Master Large Cap Value Portfolio ....................................    $54,352
--------------------------------------------------------------------------------

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. Each Portfolio reimburses the Advisor for compensation paid to the Master LLC's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases          Sales
--------------------------------------------------------------------------------
Master Large Cap Core Portfolio ............    $4,835,571,071    $5,584,713,693
Master Large Cap Growth Portfolio ..........    $1,447,849,210    $1,567,940,810
Master Large Cap Value Portfolio ...........    $4,993,576,246    $5,371,430,945
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired in November 2008 and was subsequently renewed until November 2009. A Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. A Portfolio may borrow up to the maximum amount allowable under the Portfolio's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Each Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended October 31, 2008.

5. Acquisition:

Master Large Cap Core Portfolio

On September 24, 2007, an investor of Master Large Cap Core Portfolio ("Master Large Cap Core") acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds, pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, Master Large Cap Core received an in-kind contribution of portfolio securities.

6. Restatement:

Master Large Cap Core Portfolio

During the current year's financial reporting process, Master Large Cap Core determined that the net unrealized appreciation recognized as a result of the September 24, 2007 reorganization described in Note 5 should have been reported in the financial statements as proceeds received from contributions rather than as part of the net change in unrealized appreciation for the year ended October 31, 2007. Accordingly, Master Large Cap Core has restated its Statement of Changes in Net Assets for the year ended October 31, 2007 to appropriately reduce the net change in unrealized appreciation/depreciation and increase the proceeds from contributions by a corresponding amount.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets                 Previously
For the Year Ended October 31, 2007                 Reported         Restated
--------------------------------------------------------------------------------
Net change in unrealized
  appreciation/depreciation ................    $  308,789,197    $   22,249,344
Net increase in net assets
  resulting from operations ................    $  863,690,053    $  577,150,200
Proceeds from contributions ................    $1,128,729,030    $1,415,268,883
Net increase (decrease) in net assets
  derived from capital transactions ........    $  909,402,146    $1,195,941,999
--------------------------------------------------------------------------------

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

Master Large Cap Core Portfolio

On November 14, 2008 (the "Reorganization Date"), an investor of Master Large Cap Core acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the "PNC Fund"), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, Master Large Cap Core received an in-kind contribution of portfolio securities.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       51

Report of Independent Registered Public Accounting Firm
                                                     Master Large Cap Series LLC

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Master Large Cap Series LLC (the "Master LLC"), comprising Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, as of October 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio of Master Large Cap Series LLC, as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the Statement of Changes in Net Assets of Master Large Cap Core Portfolio for the year ended October 31, 2007, has been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008


52       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

BlackRock Large Cap Core Fund (the "Large Cap Core Fund"), BlackRock Large Cap Growth Fund (the "Large Cap Growth Fund") and BlackRock Large Cap Value Fund (the "Large Cap Value Fund") (each a "Fund"), each a series of BlackRock Large Cap Series Funds, Inc. (the "Series Fund"), currently invest all of their investable assets in, respectively, Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, each a portfolio (each a "Master Portfolio") of Master Large Cap Series LLC (the "Master LLC"). Accordingly, the Funds do not require investment advisory services, since all investments are made at the Master Portfolio level.

The Board of Directors of the Master LLC met in person in April and June 2008 to consider the approval of the Master LLC's investment advisory agreement with BlackRock Advisors, LLC (the "Advisor") on behalf of each Master Portfolio (the "Advisory Agreement"). The Board of the Master LLC also considered the approval of the subadvisory agreement between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor") with respect to each Master Portfolio (the "Subadvisory Agreement"). The Advisor and the Subadvisor are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements." Since each Fund invests all of its investable assets in the corresponding Master Portfolio, the Board of Directors of the Series Fund also considered the approval of the Agreements. For ease and clarity of presentation, the Board of Directors of the Master LLC and the Board of Directors of the Series Fund, which are comprised of the same thirteen individuals, are herein referred to collectively as the "Boards," the members of which are referred to as "Directors."

Activities and Composition of the Boards

The Boards each consist of thirteen individuals, eleven of whom are not "interested persons" of either the Series Fund or the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Boards are responsible for the oversight of the operations of the Series Fund and the Master LLC, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are both Independent Directors. The Boards established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the "Transaction"), the Master LLC on behalf of each Master Portfolio entered into an Advisory Agreement with the Advisor with an initial two-year term and the Advisor entered into a Subadvisory Agreement with the Subadvisor with respect to each Master Portfolio with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement's initial two-year term, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to each Fund and/or Master Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Boards also received and assessed information regarding the services provided to each Fund and/or Master Portfolio by certain unaffiliated service providers.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided to each Fund and/or Master Portfolio and their shareholders. Among the matters the Boards considered, as pertinent, were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management's and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by each Fund and/or Master Portfolio, such as transfer agency fees and fees for marketing and distribution; (c) Fund and/or Master Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of each Fund and Master Portfolio; (e) the compliance of each Fund and Master Portfolio with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Boards; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       53

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Agreements was to be considered, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on each Fund's fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Funds and/or Master Portfolios, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Boards requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding the profitability, size and fee levels of each Fund and Master Portfolio; and (iv) additional information on sales and redemptions.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the Fund's shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolios, allocation of Master Portfolio brokerage fees (including the benefits of "soft dollars"), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and the Master Portfolios. The Boards did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Boards discussed and considered the proposed renewal of the Agreements. As a result of the discussions, the Boards requested and BlackRock provided additional information, as detailed above, in advance of the June 3 - 4, 2008 Board meeting. At the in-person meeting held on June 3 - 4, 2008, the Boards, including the Independent Directors, unanimously approved the continuation of (a) the Advisory Agreement between the Advisor and the Master LLC on behalf of each Master Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Master Portfolio for a one-year term ending June 30, 2009. The Boards considered all factors they believed relevant with respect to each Fund and/or Master Portfolio, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund, the Master Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationships with the Fund and the Master Portfolio; and (d) economies of scale.

A. Nature, Extent and Quality of the Services: The Boards, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund and Master Portfolio. The Boards compared each Fund's performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Boards met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Master Portfolio's portfolio management team discussing Master Portfolio performance and the Master Portfolio's investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock's investment personnel generally, and of each Master Portfolio's portfolio management team; BlackRock's portfolio trading capabilities; BlackRock's use of technology; BlackRock's commitment to compliance; and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed BlackRock's compensation structure with respect to the portfolio management teams of the Master Portfolios and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds and the Master Portfolios. BlackRock and its affiliates provide the Funds and the Master Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds and the Master Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Funds and the Master Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Funds and the Master Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Funds and the Master Portfolios, such as tax reporting and fulfilling regulatory filing requirements. The Boards reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.


54       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

B. The Investment Performance of the Funds, the Master Portfolios and BlackRock:
The Boards, including the Independent Directors, also reviewed and considered the performance history of each Fund. In preparation for the April 16, 2008 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund's performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Boards received and reviewed information regarding the investment performance of each Fund (and related performance of the corresponding Master Portfolio) as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund and Master Portfolio throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Boards noted that both the Large Cap Core Fund and the Large Cap Value Fund had investment performance during at least two of the one-, three- and five-year periods that was at least equal to or above the median of the respective Fund's Peers. The Boards noted that the Large Cap Growth Fund (a) underperformed its benchmark, the Russell 1000 Growth Index, and the median of its Peers for the one-year period due in large part to BlackRock's stock selection and (b) performed above its benchmark index during the three- and five-year periods, but below the median of the Fund's Peers. The Boards have had continuing discussions with BlackRock regarding the investment approach and performance of the Large Cap Growth Fund. BlackRock advised the Boards that it intends to continue its disciplined valuation approach, believing that buying better-than-market growth opportunities for better-than-market valuation is in the long-term interest of investors.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Funds and the Master Portfolios: The Boards, including the Independent Directors, reviewed each Master Portfolio's contractual advisory fee rates compared with the other funds in the corresponding Fund's Lipper category. They also compared each Fund's total expenses to those of other comparable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided to the Funds and the Master Portfolios. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Funds and the Master Portfolios. The Boards reviewed BlackRock's profitability with respect to each Fund/Master Portfolio and each fund the Boards currently oversee for the year ended December 31, 2007 compared to aggregate profitability data provided for the year ended December 31, 2005.

In addition, the Boards considered the cost of the services provided to the Funds and the Master Portfolios by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Funds and the Master Portfolios and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock's methodology in allocating its costs to the management of each Fund and Master Portfolio and concluded that there was a reasonable basis for the allocation. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Boards.

The Boards noted that each Master Portfolio paid contractual advisory fees, prior to any expense reimbursements, lower than or equal to the median of the corresponding Fund's Peers. The Boards noted that BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses with respect to the Large Cap Core Fund in order to limit the Large Cap Core Fund's expenses. The Boards also took into account that each Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Boards, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Funds and the Master Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Funds and the Master Portfolios to participate in these economies of scale. The Boards, including the Independent Directors, considered whether the shareholders would benefit from economies of


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       55

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

scale and whether there was potential for future realization of economies with respect to the Funds and the Master Portfolios. The Boards considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Boards found, based on their review of comparable funds, that the management fee of each Fund/Master Portfolio is appropriate in light of the scale of the Fund/Master Portfolio.

E. Other Factors: The Boards also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Funds and the Master Portfolios, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Funds and the Master Portfolios, including for administrative, transfer agency and distribution services. The Boards also noted that BlackRock may use third-party research, obtained by soft dollars generated by transactions in the Master Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock's brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Boards approved the continuation of (a) the Advisory Agreement between the Advisor and the Master LLC on behalf of each Master Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Master Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Boards, including the Independent Directors, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and Master Portfolio and the shareholders of each Fund. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds and the Master Portfolios reflect the results of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.


56       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Officers and Directors

                                                                                              Number of
                        Position(s)                                                           BlackRock-
                        Held with        Length of Time                                       Advised Funds
Name, Address           Fund/            Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Master LLC       Director 2       During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes        Co-Chair of      Since 2007       Professor Emeritus of Finance,      34 Funds        None
40 East 52nd Street     the Board of                      School of Business, State           81 Portfolios
New York, NY 10022      Directors and                     University of New York at Albany
1940                    Director                          since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Rodney D. Johnson       Co-Chair of      Since 2007       President, Fairmount Capital        34 Funds        None
40 East 52nd Street     the Board of                      Advisors, Inc. since 1987;          81 Portfolios
New York, NY 10022      Directors and                     Director, Fox Chase Cancer
1941                    Director                          Center since 2002; Member of the
                                                          Archdiocesan Investment
                                                          Committee of the Archdiocese of
                                                          Philadelphia since 2003;
                                                          Director, The Committee of
                                                          Seventy (civic) since 2006.
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim           Director         Since 2007       Professor of Finance and            34 Funds        None
40 East 52nd Street                                       Economics at the Columbia           81 Portfolios
New York, NY 10022                                        University Graduate School of
1940                                                      Business since 1991; Trustee,
                                                          Phillips Exeter Academy since
                                                          2002; Formerly Chairman, Wave
                                                          Hill Inc. (public garden and
                                                          cultural center) from 1990 to
                                                          2006.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner       Director         Since 2007       Formerly Executive Vice             34 Funds        NSTAR (electric and
40 East 52nd Street                                       President of Teachers Insurance     81 Portfolios   gas utility)
New York, NY 10022                                        and Annuity Association and
1939                                                      College Retirement Equities Fund
                                                          from 1989 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London       Director and     Since 1999       Professor Emeritus, New York        34 Funds        AIMS Worldwide, Inc.
40 East 52nd Street     Member of                         University since 2005; John M.      81 Portfolios   (marketing)
New York, NY 10022      the Audit                         Olin Professor of Humanities,
1939                    Committee                         New York University from 1993 to
                                                          2005 and Professor thereof from
                                                          1980 to 2005; President, Hudson
                                                          Institute (policy research
                                                          organization) since 1997 and
                                                          Trustee thereof since 1980;
                                                          Chairman of the Board of
                                                          Trustees for Grantham University
                                                          since 2006; Director,
                                                          InnoCentive, Inc. (strategic
                                                          solutions company) since 2005;
                                                          Director of Cerego, LLC
                                                          (software development and
                                                          design) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery   Director         Since 2007       Professor, Harvard Business         34 Funds        Newell Rubbermaid,
40 East 52nd Street                                       School since 1989; Director,        81 Portfolios   Inc. (manufacturing)
New York, NY 10022                                        Harvard Business School
1952                                                      Publishing since 2005; Director,
                                                          McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr.    Director         Since 2007       Director, The West Penn             34 Funds        Greenlight Capital
40 East 52nd Street                                       Allegheny Health System (a          81 Portfolios   Re, Ltd (reinsurance
New York, NY 10022                                        not-for-profit health system)                       company)
1947                                                      since 2008; Partner, Amarna
                                                          Corporation, LLC (private
                                                          investment company) since 2002;
                                                          Director, WQED Multimedia (PBS
                                                          and Multimedia, a not-for-profit
                                                          company) since 2002; Director,
                                                          Jones and Brown (Canadian
                                                          insurance broker) since 1998;
                                                          General Partner, Thorn Partner,
                                                          LP (private investment) since
                                                          1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.     Director         Since 2007       Partner, Lewis, Eckert, Robb and    34 Funds        None
40 East 52nd Street                                       Company (management and             81 Portfolios
New York, NY 10022                                        financial consulting firm) since
1945                                                      1981.
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Director         Since 2007       President, Founders Investments     34 Funds        A.P. Pharma, Inc.
40 East 52nd Street                                       Ltd. (private investments) since    81 Portfolios   (specialty
New York, NY 10022                                        1999; Director of Forward                           pharmaceuticals)
1938                                                      Management, LLC since 2007;
                                                          Director, The James Irvine
                                                          Foundation (philanthropic
                                                          foundation) since 1997; Formerly
                                                          Trustee, State Street Research
                                                          Mutual Funds from 1990 to 2005;
                                                          Formerly Trustee, Metropolitan
                                                          Series Funds, Inc. from 2001 to
                                                          2005.
------------------------------------------------------------------------------------------------------------------------------------


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       57

                                                                                              Number of
                        Position(s)                                                           BlackRock-
                        Held with        Length of Time                                       Advised Funds
Name, Address           Fund/            Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Master LLC       Director 2       During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish        Chair of         Since 2007       Managing Partner, Urish Popeck &    34 Funds        None
40 East 52nd Street     the Audit                         Co., LLC (certified public          81 Portfolios
New York, NY 10022      Committee                         accountants and consultants)
1951                    and Director                      since 1976; Member of External
                                                          Advisory Board, The Pennsylvania
                                                          State University Accounting
                                                          Department since 2001; Trustee,
                                                          The Holy Family Foundation since
                                                          2001; Committee Member/
                                                          Professional Ethics Committee of
                                                          the Pennsylvania Institute of
                                                          Certified Public Accountants
                                                          since 2007; President and
                                                          Trustee, Pittsburgh Catholic
                                                          Publishing Associates since
                                                          2003; Formerly Director,
                                                          Inter-Tel from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Frederick W. Winter     Director and     Since 2007       Professor and Dean Emeritus of      34 Funds        None
40 East 52nd Street     Member of                         the Joseph M. Katz School of        81 Portfolios
New York, NY 10022      the Audit                         Business, University of
1945                    Committee                         Pittsburgh since 2005 and Dean
                                                          thereof from 1997 to 2005;
                                                          Director, Alkon Corporation
                                                          (pneumatics) since 1992;
                                                          Director, Indotronix
                                                          International (IT services)
                                                          since 2004; Director, Tippman
                                                          Sports (recreation) since 2005.
                        ------------------------------------------------------------------------------------------------------------
                        1     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since
                              1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I.
                              London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr.
                              since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since
                              1999.
====================================================================================================================================
Interested Directors 3
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director         Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director         Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007 and Treasurer
                                                          of certain closed-end funds in
                                                          the BlackRock fund complex from
                                                          1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        3     Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the
                              Fund/Master LLC based on this position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an
                              "interested person" of the Fund/Master LLC due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


58       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Officers and Directors (concluded)

                        Position(s)
                        Held with
Name, Address           Fund/            Length of
and Year of Birth       Master LLC       Time Served      Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund/Master LLC Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                          President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer                           Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                                                      Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1     Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
                        ------------------------------------------------------------------------------------------------------------
                        Further information about the Fund's/Master LLC's Officers and Directors is available in the Fund's/Master
                        LLC's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       59

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.


60       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


   BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008       61

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio+
BlackRock Income Builder Portfolio+
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


62       BLACKROCK LARGE CAP SERIES FUNDS, INC.              OCTOBER 31, 2008

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Large Cap Series Funds, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                #CAPSERIES-10/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kenneth L. Urish

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large
Cap Core Fund         $6,800       $19,900           $0           $0            $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large
Cap Growth Fund       $6,800       $12,700           $0           $0            $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Large
Cap Value Fund        $6,800       $12,700           $0           $0            $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Core Portfolio        $34,300      $44,200           $0           $0            $9,200        $9,200            $0            $0
-----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Growth Portfolio      $31,300      $37,900           $0           $0            $9,200        $9,200            $0            $0
-----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Value Portfolio       $31,300      $37,900           $0           $0            $9,200        $9,200            $0            $0
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock Large Cap Core Fund        $294,649            $291,642
            --------------------------------------------------------------------
            BlackRock Large Cap Growth Fund      $294,649            $291,642
            --------------------------------------------------------------------
            BlackRock Large Cap Value Fund       $294,649            $291,642
            --------------------------------------------------------------------
            Master Large Cap Core Portfolio      $296,700            $293,700
            --------------------------------------------------------------------
            Master Large Cap Growth Portfolio    $296,700            $293,700
            --------------------------------------------------------------------
            Master Large Cap Value Portfolio     $296,700            $293,700
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2008


By: /s/ Donald C. Burke
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 19, 2008